   As Filed with the Securities and Exchange Commission on February 26, 1999

                                        Registration No. 333-01949
                                        811- 07569

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                  FORM S-6

                        POST-EFFECTIVE AMENDMENT NO. 4
               TO REGISTRATION UNDER THE SECURITIES ACT OF 1933
                   OF SECURITIES OF UNIT INVESTMENT TRUSTS
                          REGISTERED ON FORM N-8B-2

                 VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE
                            LIFE SEPARATE ACCOUNT
                            (Exact name of trust)

                     VALLEY FORGE LIFE INSURANCE COMPANY
                             (Name of depositor)

                             CNA Plaza, 43 South
                           Chicago, Illinois  60685
        (Complete address of depositor's principal executive offices)

                             Corporate Secretary
                        Continental Assurance Company
                             CNA Plaza, 43 South
                           Chicago, Illinois  60685
              (Name and complete address of agent for services)

                                   Copy to:
                            Stephen E. Roth, Esq.
                     Sutherland, Asbill & Brennan, LLP
                        1275 Pennsylvania Avenue, N.W.
                          Washington, DC  20004-2404


It is proposed that this filing will become effective (check appropriate box):

/ / Immediately upon filing pursuant of paragraph (b).

/ / On May 1, 1998 pursuant to paragraph (b).

/ / 60 days after filing pursuant to paragraph (a)(1).

/x/ On May 1, 1999 pursuant to paragraph (a)(1) of Rule 485.



PURSUANT TO RULE 24f-2 of the Investment company Act of 1940, the Registrant has elected to register an indefinite amount of the securities being offered. Pursuant to rule 24f-(b)(2), the Registrant did not file a Rule 24f-2 notice because it did not sell any securities pursuant to such declaration during the most recent fiscal year.

Securities Being Offered:  Individual Flexible Premium Variable Life Insurance
                                  Policies.

                  VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE

                             LIFE SEPARATE ACCOUNT

                      VALLEY FORGE LIFE INSURANCE COMPANY

                Cross Reference to Items Required by Form N-8B-2

N-8B-2 ITEM     CAPTION IN PROSPECTUS
-----------     ---------------------

1               Cover Page
2               Cover Page
3               Not Applicable
4               Sale of the Policies
5               The Variable Account
6               The Variable Account
7               Not Applicable
8               Not Applicable
9               Legal Matters
10              Summary and Diagram of the Policy; The Policy;
                Withdrawal Privilege; Surrender Privilege; Transfers
                of Policy Values; Premium Payments; Net Premium
                Allocations; Voting Privileges; Modification of the
                Policy
11              The Funds
12              The Funds
13              Charges and Deductions
14              Purchasing a Policy
15              Premium Payments; Net Premium Allocations
16              Net Premium Allocations; Variable Policy Value;
                The Funds
17              Withdrawal Privileged; Surrender Privilege
18              The Variable Account
19              Reports to Owners
20              Other Policy Benefits and Provisions
21              Policy Loans
22              Not Applicable
23              Not Applicable
24              Not Applicable
25              VFL; Other Information About the Policies and
                VFL
26              Chargers and Deductions
27              VFL; Other Information About the Policies and
                VFL
28              VFL Directors and Executive Officers
29              VFL
30              Not Applicable
31              Not Applicable
32              Not Applicable
33              Not Applicable
34              Not Applicable
35              The Variable Account

36                         Not Applicable
37                         Not Applicable
38                         Sale of the Policies
39                         Sale of the Policies
40                         Sale of the Policies
41                         Sale of the Policies
42                         Not Applicable
43                         Not Applicable
44                         Variable Policy Value
45                         Not Applicable
46                         Variable Policy Value
47                         The Variable Account; The Funds
48                         VFL
49                         Not Applicable
50                         Not Applicable
51                         The Policy; Other Policy Benefits and Provisions
52                         The Variable Account
53                         Tax Considerations
54                         Not Applicable
55                         Illustrations of Policy Values, Surrender Values,
                           Death Benefits and Accumulated Premium Payments
56                         Not Applicable
57                         Not Applicable
58                         Not Applicable
59                         Financial Statements

                    VALLEY FORGE LIFE INSURANCE COMPANY AND


               VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE LIFE


                                SEPARATE ACCOUNT

                            ------------------------


     This prospectus describes an individual flexible premium variable and fixed life insurance policy offered by Valley Forge Life Insurance Company to you, the Owner. The policy is designed to provide insurance protection on the life of the insured named in the policy, and at the same time provide you with the flexibility to vary the amount and timing of premium payments and, within certain limits, to change the amount of death benefits payable under the Policy. This flexibility permits you to provide for changing insurance needs with a single insurance policy.



     You may, within limits, allocate net premium payments and policy value to one or more subaccounts of the Valley Forge Life Insurance Company Variable Life Separate Account, which is a variable account, or to our VFL general account, which is a fixed account. When we discuss policy values in this prospectus, we are generally referring only to the values allocated to the variable account. The assets of each subaccount of the variable account are invested in a corresponding investment fund.



     The prospectuses for the funds describe the investment objectives and risks of investing in the subaccount corresponding to each investment fund. You bear the entire investment risk for the value of your policy allocated to a subaccount. Consequently, except as to policy value allocated to the fixed account, the policy has no guaranteed minimum policy value.



     It may not be advantageous to replace existing insurance with this policy. Within certain limits, you may return the policy, or convert it to a policy that provides benefits that do not vary with the investment results of the variable account by exercising a special transfer right.



     THIS PROSPECTUS CONTAINS INFORMATION YOU NEED BEFORE YOU PURCHASE A POLICY. IF YOU DECIDE TO BUY THIS POLICY, YOU SHOULD KEEP THIS PROSPECTUS FOR YOUR RECORDS. YOU SHOULD ALSO REVIEW THE PROSPECTUSES FOR EACH OF THE FUNDS, TO HELP YOU DECIDE IN WHICH MUTUAL FUNDS YOU WANT TO INVEST.



     The Statement of Additional Information, which is dated the same date as this prospectus, contains more information about the policy and the separate account, and has been filed with the Securities and Exchange Commission. You may obtain from us a free copy of our Statement of Additional Information by contacting us at 800-808-4537.



     You may also obtain this prospectus and the Statement of Additional Information from the Securities and Exchange Commission's website (http:// www.sec.gov.com).



     Please note, this policy is not:



     -  approved by any government organization;



     -  Federally insured; or


     -  a bank deposit or obligation.
May 1, 1999


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

You may choose to invest in the following funds:



--  Federated High Income Bond Fund II



--  Federated Prime Money Fund II



--  Federated Utility Fund II



--  Asset Manager Portfolio in the Variable Insurance Products Fund II



--  Contrafund Portfolio in the Variable Insurance Products Fund II



--  Index 500 Portfolio in the Variable Insurance Products Fund II



--  Equity-Income Portfolio in the Variable Insurance Products Fund



--  Alger American Growth Portfolio



--  Alger American MidCap Growth Portfolio



--  Alger American Small Capitalization Portfolio



--  MFS Emerging Growth Series



--  MFS Growth With Income Series



--  MFS Research Series



--  MFS Total Return Series



--  SoGen Overseas Variable Funds



--  Van Eck Worldwide Emerging Markets Fund



--  Van Eck Worldwide Hard Assets Funds

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SUMMARY AND DIAGRAM OF THE POLICY...........................     2
FUND EXPENSES...............................................     6
  Fee Table Annual Fund Expenses............................     6
GENERAL INFORMATION ABOUT VFL, THE VARIABLE ACCOUNT AND THE
  FUNDS.....................................................     7
  VFL.......................................................     7
  The Variable Account......................................     7
  The Funds.................................................     8
THE POLICY..................................................    12
  Purchasing a Policy.......................................    12
  Cancellation Privilege....................................    12
  Premium Payments..........................................    13
  Net Premium Allocations...................................    13
  Policy Lapse and Reinstatement............................    14
  Variable Policy Value.....................................    15
  Fixed Policy Value........................................    16
  Transfers of Policy Values................................    17
  Surrender Privilege.......................................    19
  Withdrawal Privilege......................................    19
  Policy Loans..............................................    19
  Maturity Benefits.........................................    21
  Death Benefit Proceeds....................................    21
  Settlement Options........................................    24
  Telephone Transaction Privileges..........................    26
THE FIXED ACCOUNT...........................................    27
  The Fixed Account.........................................    27
  Interest Credited on Fixed Policy Value...................    27
CHARGES AND DEDUCTIONS......................................    28
  Sales Charges.............................................    28
  Premium Tax Charge........................................    28
  Federal Tax Charge........................................    28
  Surrender Charge..........................................    28
  Other Taxes...............................................    30
  Monthly Deduction.........................................    30
  Daily Mortality and Expense Risk Charge...................    32
  Transfer Processing Fee...................................    32
  Fund Expenses.............................................    33
OTHER POLICY BENEFITS AND PROVISIONS........................    34
  Ownership.................................................    34
  VFL's Right to Contest the Policy.........................    34
  Suicide Exclusion.........................................    35
  Misstatement of Age or Sex................................    35
  Modification of the Policy................................    35
  Suspension or Delay in Payments...........................    36
  Reports to Owners.........................................    36
  Supplemental Benefits and/or Riders.......................    37

                                                              PAGE
                                                              ----
FEDERAL INCOME TAX CONSIDERATIONS...........................    38
  Introduction..............................................    38
  Tax Status of the Policies................................    38
  Tax Treatment of Policy Benefits..........................    38
  Special Rules for Pension and
     Profit-Sharing Plans...................................    40
  Business Uses of the Policy...............................    40
  Possible Tax Law Changes..................................    41
  VFL's Taxes...............................................    41
OTHER INFORMATION ABOUT THE POLICIES AND VFL................    42
  Sale of the Policies......................................    42
  Voting Privileges.........................................    42
  Directors and Executive Officers..........................    44
  Company Holidays..........................................    45
  State Regulation..........................................    45
  Impact of Year 2000 on VFL................................    45
  Additional Information....................................    46
  Experts...................................................    46
  Legal Matters.............................................    46
GLOSSARY....................................................    47
FINANCIAL STATEMENTS........................................    50
ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH
  BENEFITS AND ACCUMULATED PREMIUM PAYMENTS
Appendix....................................................   A-1


                            ------------------------


     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF THE FUNDS, OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUNDS.

                       SUMMARY AND DIAGRAM OF THE POLICY



     You should read the following summary of prospectus information and diagram of the policy together with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the policy in this prospectus assumes that the insured is alive, the policy is in force and there are no outstanding loans under the policy.



     OVERVIEW OF THE POLICY. The policy is similar in many ways to a fixed-benefit life insurance policy. As with a fixed-benefit life insurance policy, you (the "Owner") make premium payments in return for insurance coverage on the person insured. Also, as in many fixed-benefit life insurance policies, this policy provides for (1) the accumulation of net premiums; and (2) a surrender value, which we pay to you if you surrender the policy during the insured's lifetime. Finally, as with many fixed-benefit life insurance policies, your surrender value during the early years of the policy is likely to be substantially lower than the total amount of premium payments you made.



     However, this policy differs from a fixed-benefit life insurance policy in several important respects. First, unlike a fixed-benefit life insurance policy, under this policy, we may increase or decrease the death benefit, and increase or decrease the policy value to reflect the investment performance of any subaccounts to which you allocate your policy value. Also, unless you allocate the entire policy value to the fixed account, we do not guarantee a minimum surrender value. If the policy value is insufficient to pay charges due, then, after a grace period, the policy will lapse without value. However, we guarantee that the policy will remain in force during the first five years as long as you meet certain requirements related to the minimum monthly premium payments. If your policy lapses while loans are outstanding, you may become subject to income tax and a 10% penalty tax.



     PURPOSE OF THE POLICY. We designed this policy to provide you with lifetime insurance benefits and long-term investment benefits. You should evaluate the policy in conjunction with other insurance coverage that you may have, as well as your need for insurance, and the policy's long-term investment potential. It may not be advantageous for you to replace your existing insurance coverage with this policy. In particular, you should carefully consider replacement if you are basing your decision to replace your existing coverage solely on a comparison of policy illustrations.



     POLICY BENEFITS. You may choose from two death benefit options under this policy:



     (1) a level death benefit; or



     (2) a death benefit that may increase or decrease.



     We guarantee that the death benefit proceeds will never be less than a specified amount (less any outstanding Loan Amount and past due charges) as long as you make sufficient premiums payments to keep the policy in force. The policy provides for a surrender value that you may obtain by surrendering the policy. The policy also permits you to take out loans and to withdraw amounts, within limits.



     ILLUSTRATIONS. We based the illustrations used in this prospectus in connection with the purchase of a policy on hypothetical rates of return. We do not guarantee these rates of return. They are illustrative only and you should not consider them to be a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in policy illustrations, and therefore, your actual policy values will be different from those illustrated.



     TAX CONSIDERATIONS. We intend for the policy to satisfy the definition of a life insurance contract under federal tax law. However, a policy may be a "modified endowment contract" under federal tax law depending upon the amount of premium payments you make in relation to the death benefit provided under the policy. We will monitor your policy and will attempt to notify you on a timely basis if your policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "TAX CONSIDERATIONS, found later in this prospectus."



     CANCELLATION PRIVILEGE AND SPECIAL TRANSFER RIGHT. For a limited time after the policy is issued, you may cancel the policy and receive a refund. In certain states, until the end of this cancellation period, we will allocate your net premium payments to the subaccount investing in the Prime Money Market Fund. At any time within 24 months after the date that coverage begins under the policy, you may transfer the entire policy value held in the variable account to the Fixed Account (1) without payment of any transfer fee; and (2) without the transfer counting as one of the 12 transfers per year that may be made without incurring a transfer fee.



     OWNER INQUIRIES. If you have any questions, you may write or call VFL's Service Center at P.O. Box 305139, Nashville, Tennessee 37230-5139, or 1-800-262-1755.



     DIAGRAMS. We summarized the most important features of the policy, such as charges and deductions, policy value benefits, death benefits, and calculation of policy values in the diagrams on the following pages. We defined the capitalized terms, used in the diagrams, in the Glossary section of this prospectus.

                               CNA Payment Charts

CNA POLICY CHARTS

                   FUND EXPENSES [TO BE UPDATED BY AMENDMENT]



     The value of the net assets of each Subaccount includes the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. See the prospectus for the Funds.


                         FEE TABLE ANNUAL FUND EXPENSES
                  (as a percentage of Fund average net assets)


                                                        MANAGEMENT
                                                        (ADVISORY)    OTHER     TOTAL ANNUAL
                                                           FEES      EXPENSES     EXPENSES
                                                        ----------   --------   ------------
INSURANCE SERIES:
  Federated High Income Bond Fund II..................
  Federated Prime Money Fund II.......................
  Federated Utility Fund II...........................
VARIABLE INSURANCE PRODUCTS FUND (VIP) AND
VARIABLE INSURANCE PRODUCTS FUND II (VIP II):
  Fidelity VIP Equity-Income Portfolio................
  Fidelity VIP II Asset Manager Portfolio.............
  Fidelity VIP II Contrafund Portfolio................
  Fidelity VIP II Index 500 Portfolio.................
THE ALGER AMERICAN FUND:
  Alger American Growth Portfolio.....................
  Alger American MidCap Growth Portfolio..............
  Alger American Small Capitalization Portfolio.......
MFS VARIABLE INSURANCE TRUST:
  MFS Emerging Growth Series..........................
  MFS Growth With Income Series.......................
  MFS Research Series.................................
  MFS Total Return Series.............................
SOGEN VARIABLE FUNDS, INC.:
  SoGen Overseas Variable Fund........................
VAN ECK WORLDWIDE INSURANCE TRUST:
  Van Eck Worldwide Emerging Markets Fund.............
  Van Eck Worldwide Hard Assets Fund..................


------------------------------------

[1]



[2]



[3]



[4]



[5]



[6]



[7]



[8]



     You may be taxed on purchase payments, generally ranging from 0% to 3.5% of purchase payments, depending upon the laws of various jurisdictions.



     This table should help you understand the costs and expenses that you will bear directly or indirectly. The table reflects the anticipated expenses of the Variable Account and reflect the actual expenses for each Fund for the year ended December 31, 1998. Expenses for these Funds are estimates and are not based on past experience. For a more complete description of the various costs and expenses, see "CONTRACT CHARGES AND FEES" and the prospectuses for each Fund.

                         GENERAL INFORMATION ABOUT VFL,

                       THE VARIABLE ACCOUNT AND THE FUNDS


VFL





     VFL is a life insurance company organized under the laws of the Commonwealth of Pennsylvania in 1956 and is authorized to transact business in the District of Columbia, Puerto Rico, Guam and all states except New York. VFL's home office is located at 401 Penn St., Reading, Pennsylvania 19601, and its executive office is located at CNA Plaza, Chicago, Illinois 60685. VFL is a wholly-owned subsidiary of Continental Assurance Company ("Assurance"), a life insurance company which, as of December 31, 1998, had consolidated assets of
approximately $     billion. Subject to a coinsurance pooling agreement (a type of reinsurance arrangement) with Assurance, VFL assumes all insurance risks under the Policies, and VFL's assets, which as of December 31, 1998 exceeded
$     billion, support the benefits under the Policies. See "Other Information
About The Policies And VFL," for more detail regarding VFL.


THE VARIABLE ACCOUNT


     The Variable Account is a separate investment account of VFL established under Pennsylvania law on October 18, 1995. VFL owns the assets of the Variable Account. These assets are held separately from VFL's general account and its other accounts. That portion of the Variable Account's assets that is equal to the reserves and other Policy liabilities of the Variable Account is not chargeable with liabilities arising out of any other business VFL may conduct. If the assets exceed the required reserves and other Policy liabilities, VFL may transfer the excess to VFL's general account. The Variable Account's assets will at all times equal or exceed the sum of the Subaccount Values of all policies funded by the Variable Account.



     The Variable Account is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust and meets the definition of a "separate account" under the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or VFL. The Variable Account also is governed by the laws of Pennsylvania, VFL's state of domicile, and may also be governed by laws of other states in which VFL does business.



     The Variable Account has 17 Subaccounts, each of which invests in shares of a corresponding Fund. Income, gains and losses, realized or unrealized, from assets allocated to a Subaccount are credited to or charged against that Subaccount without regard to other income, gains or losses of VFL.



     Where permitted by applicable law, VFL may make the following changes to the Variable Account:


          1. Any changes required by the 1940 Act or other applicable law or regulation;

          2. Combine separate accounts, including the Variable Account;

          3. Add new subaccounts to or remove existing subaccounts from the Variable Account or combine Subaccounts;

          4. Make Subaccounts (including new subaccounts) available to such classes of Policies as VFL may determine;


          5. Add new Funds or remove existing Funds;


          6. Substitute new Funds for any existing Fund if shares of the Fund are no longer available for investment or if VFL determines that investment in a Fund is no longer appropriate in light of the purposes of the Variable Account;


          7. Deregister the Variable Account under the 1940 Act if such registration is no longer required; and

          8. Operate the Variable Account as a management investment company under the 1940 Act or as any other form permitted by law.


No such changes will be made without any necessary approval of the SEC and applicable state insurance departments. You will be notified of any changes.


THE FUNDS

     Each Subaccount invests in a corresponding Fund. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company and is managed by a registered investment adviser. The Funds as well as a brief description of their investment objectives are provided below.


     Certain Funds may have investment objectives and policies similar to other funds that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than those of such other funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to any other Fund, even those with the same investment adviser or manager.


FEDERATED INSURANCE SERIES

     The Federated High Income Bond Fund II, Federated Prime Money Fund II and Federated Utility Fund II Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of Federated Insurance Series ("IS"). IS issues five "series" or classes of shares, each of which represents an interest in a Fund of IS. Three of these series of shares are available as investment options under the Contracts. The investment objectives of these Funds are set forth below.

          FEDERATED HIGH INCOME BOND FUND II. This Fund invests primarily in lower-rated fixed-income securities that seek to achieve high current income.

          FEDERATED PRIME MONEY FUND II. This Fund invests in money market instruments maturing in thirteen months or less to achieve current income consistent with stability of principal and liquidity.

          FEDERATED UTILITY FUND II. This Fund invests in equity and debt securities of utility companies to achieve high current income and moderate capital appreciation.

     IS is advised by Federated Advisers.

VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

     The Equity-Income Subaccount invests in shares of a corresponding Fund (i.e., investment portfolios) of Variable Insurance Products Fund ("VIP Fund"). VIP Fund issues five "series" or classes of shares, each of which represents an interest in a Fund of VIP Fund. One of these series of shares is available as an investment option under the Contracts. Asset Manager, Contrafund, and Index 500 Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of Variable Insurance Products Fund II ("VIP Fund II"). VIP Fund II issues five "series" or classes of shares, each of which represents an interest in a Fund of VIP Fund II. Three of these series of shares are available as investment options under the Policies. The investment objectives of these Funds are set forth below.

          ASSET MANAGER PORTFOLIO. This Fund seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

          CONTRAFUND PORTFOLIO. This Fund seeks capital appreciation over the long-term by investing in companies that are undervalued or out-of-favor.

          EQUITY-INCOME PORTFOLIO. This Fund seeks current income by investing primarily in income producing equity securities. In choosing these securities, the Fund also considers the potential for capital appreciation.

          INDEX 500 PORTFOLIO. This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Index of 500 Common Stocks.

     VIP Fund and VIP Fund II are each advised by Fidelity Management & Research Company.

THE ALGER AMERICAN FUND

     Alger American Growth, Alger American MidCap Growth and Alger American Small Capitalization Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of The Alger American Fund ("AAF"). AAF issues six "series" or classes of shares, each of which represents an interest in a Fund of AAF. Three of these series of shares are available as investment options under the Policies. The investment objectives of these Funds are set forth below.

          ALGER AMERICAN GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

          ALGER AMERICAN MIDCAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization between $750 million and $3.5 billion.

          ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of less than $1 billion.

     AAF is advised by Fred Alger Management, Inc.

MFS VARIABLE INSURANCE TRUST


     The MFS Emerging Growth, MFS Growth with Income, MFS Limited Maturity, MFS Research and MFS Total Return Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of MFS Variable Insurance Trust ("MFSVIT"). MFSVIT issues 12 "series" or classes of shares, each of which represents an interest in a Fund of MFSVIT. Four of these series of shares are available as investment options under the Policies. The investment objectives of these Funds are set forth below.


          MFS EMERGING GROWTH SERIES. This Fund seeks to obtain long-term growth of capital by investing primarily in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises.

          MFS GROWTH WITH INCOME SERIES. This Fund seeks to provide reasonable current income and long-term growth of capital and income.


          MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income.


          MFS TOTAL RETURN SERIES. This Fund seeks primarily to provide above-average income consistent with prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

     MFSVIT is advised by Massachusetts Financial Services Company.

SOGEN VARIABLE FUNDS, INC.

     The SoGen Overseas Variable Fund invests in shares of a corresponding Fund (i.e., investment portfolio) of SoGen Variable Funds, Inc. ("SGVF"). SGVF issues one "series" or class of shares, which represents an interest in a Fund of SGVF. This series of shares is available as an investment option under the Policies. The investment objective of this Fund is set forth below.

          SOGEN OVERSEAS VARIABLE FUND. This Fund seeks long-term growth of capital by investing primarily in securities of small and medium size non-U.S. companies.

     SGVF is advised by Societe Generale Asset Management Corp.

VAN ECK WORLDWIDE INSURANCE TRUST

     The Worldwide Emerging Markets and Worldwide Hard Assets Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of Van Eck Worldwide Insurance Trust ("VEWIT"). VEWIT issues five "series" or classes of shares, each of which represents an interest in a Fund of VEWIT. Two of these series of shares are available as investment options under the Policies. The investment objectives of these Funds are set forth below.

          WORLDWIDE EMERGING MARKETS FUND. This Fund seeks capital appreciation by investing primarily in equity securities in emerging markets around the world.

          WORLDWIDE HARD ASSETS FUND. This Fund seeks long-term capital appreciation by investing globally, primarily in securities of companies engaged directly or indirectly in the exploration, development, production and distribution of one or more of the following sectors: precious metals, ferrous and non-ferrous metals, oil and gas, forest products, real estate and other basic non-agricultural commodities.

     VEWIT is advised by Van Eck Associates Corporation.


No one can assure that any fund will achieve its stated objectives and policies.


     More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectus for each Fund that accompanies this prospectus and the current Statement of Additional Information for the Funds. The Funds' prospectus should be read carefully before any decision is made concerning the allocation of premium payments or transfers among the Subaccounts.


     Not all of the Funds described in the prospectuses for the Funds are available with the Contract. Moreover, VFL cannot guarantee that each Fund will always be available for its variable annuity contracts, but in the event that a Fund is not available, VFL will take reasonable steps to secure the availability of a comparable fund. Shares of each Fund are purchased and redeemed at net asset value, without a sales charge.



     VFL has entered into agreements with the investment advisers of several of the Funds pursuant to which each such investment adviser will pay VFL a servicing fee based upon an annual percentage of the average aggregate net assets invested by VFL on behalf of the Variable Account. These agreements reflect administrative services provided to the Funds by VFL. Payments of such amounts by an adviser will not increase the fees paid by the Funds or their shareholders.



     Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with VFL or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Policy Values are allocated to the Variable Account, and of owners of other policies whose policy values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other policies (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, VFL will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

                                   THE POLICY

PURCHASING A POLICY


     To purchase a Policy, a prospective Owner must submit a completed application and the Minimum Initial Premium Payment through a licensed agent of VFL who is also a registered representative of broker-dealer having a selling agreement with CNA Investor Services, Inc. ("CNA/ISI"), the principal underwriter of the Policies. VFL requires satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, VFL issues Policies covering Insureds up to age 75 if evidence of insurability satisfies VFL's underwriting criteria. Acceptance of an application is subject to VFL's underwriting criteria, and VFL reserves the right to reject an application for any reason.



     Insurance coverage under a Policy begins on the later of the Policy Effective Date or the date that VFL receives the Minimum Initial Premium Payment. Generally VFL establishes the Policy Effective Date (shown on the Policy) after it completes the underwriting process and accepts the application. Where the Minimum Initial Premium Payment is received by VFL after the Policy Effective Date, coverage under the Policy is conditioned upon the Insured's state of health being the same as that described in the application.



     With VFL's prior approval, in order to obtain a lower Issue Age, an Owner may "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application. A lower Issue Age for the Insured generally results in slightly more favorable cost of insurance rates. Charges for the monthly deduction for the backdated period are deducted as of the Policy Effective Date.


     Insurance coverage under the Policy terminates upon the first to occur of the following events: (1) the Insured dies, (2) the Owner surrenders the Policy,
(3) the Policy reaches the Maturity Date, or (4) the Policy Lapses.

CANCELLATION PRIVILEGE


     An Owner may cancel a Policy for a refund during the Cancellation Period by returning it to the Service Center or to the sales representative who sold it along with a Written Notice requesting cancellation. The Cancellation Period is determined by the law of the state in which the Owner resides or in which the application is signed and is shown on the Policy. In most states it expires at the latest of (1) 10 days after the Owner first receives the Policy, (2) 45 days after the Owner signs the application, or (3) 10 days after VFL mails or delivers a notice of the Owners withdrawal rights. Return of the Policy by mail is effective upon receipt at the Service Center. When cancelled, the Policy is treated as if it had never been issued. Within seven calendar days after receiving the returned Policy, VFL will refund an amount equal to the sum of (1) the difference between premium payments made (including any fees and charges deducted) and the amounts allocated to the Fixed Account and to the Subaccounts,
(2) Fixed Policy Value determined as of the date the returned Policy is received, and (3) Variable Policy Value determined as of the date the returned Policy is received. This amount may be more or less than the aggregate premium payments made under the Policy. In states where required, VFL will instead refund premium payments.

PREMIUM PAYMENTS

     MINIMUM INITIAL PREMIUM PAYMENT. The Minimum Initial Premium Payment required depends on a number of factors, including the sex, Issue Age, and risk class of the proposed Insured, the initial Specified Amount requested by the applicant, any supplemental benefits and/or riders requested by the applicant, and the Planned Periodic Premium Payments that the applicant selects. Owners should consult their sales representative for information about the Minimum Initial Premium Payment required for the coverage that they seek.


     PLANNED PERIODIC PREMIUMS PAYMENTS. Owners may establish a schedule of monthly (bank draft or pre-authorized payment only), quarterly, semi-annual or annual Planned Periodic Premium Payments. Subject to VFL's approval, Owners may change the amount or frequency of Planned Periodic Premium Payments by Written Notice. VFL will send Owners reminder notices for Planned Periodic Premium Payments. VFL also may arrange with Owners to have Planned Periodic Premium Payments made under a pre-authorized payment arrangement. Owners are not required to pay Planned Periodic Premium Payments.



     UNPLANNED PREMIUM PAYMENTS. Subject to the limitations described below, Owners generally may make additional premium payments at any time before the Maturity Date while the Insured is alive and the Policy is in force. Unless the Owner specifies otherwise in the application or by subsequent Written Notice, VFL considers all unplanned premium payments first as repayments of any outstanding Loan Amounts under the Policy.



     PREMIUM PAYMENT LIMITATIONS. Unless otherwise approved by VFL, all premium payments must be made payable to "Valley Forge Life Insurance Company" at the Service Center. No premium payments are accepted after a Policy's Maturity Date.



     Premium payments must be at least $50 (unless paid pursuant to a pre-authorized payment arrangement) and must be remitted to the Service Center. VFL reserves the right to reject any premium payment in the event that it determines that acceptance of such payment would cause a Policy to fail to qualify as a life insurance contract under the Code or applicable regulations or rulings thereunder. VFL will promptly return any premium payment that it rejects for this reason. VFL will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. (See "Tax Considerations.")


     PREMIUM PAYMENTS UPON INCREASE IN SPECIFIED AMOUNT. Depending on the Policy Value at the time of an increase in the Specified Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of Planned Periodic Premium Payments may be advisable. (See "Death Benefit Proceeds.")

NET PREMIUM ALLOCATIONS


     Net Premium Payments are allocated among and between the Subaccounts and the Fixed Account as of the date that they are received at the Service Center according to the Owner's allocation instructions in the application or in a subsequent Written Notice. Allocation instructions must be in whole percentages and the minimum amount that VFL can allocate to any Subaccount or the Fixed Account is 1% of any Net Premium Payment. VFL reserves the right to establish additional limitations on premium payment allocations.

     For Policies issued in states where, upon cancellation during the Cancellation Period, VFL refunds premium payments, VFL allocates Net Premium Payments it receives during the Cancellation Period (including that related to the Minimum Initial Premium Payment) that are to be allocated to any Subaccount, to the Money Market Subaccount for a period equal to the number of days in the Cancellation Period. At the end of this period, the Money Market Subaccount Value will be reallocated to each other Subaccount selected by the Owner based on the proportion that the Owner's allocation percentage bears to the Variable Policy Value.


POLICY LAPSE AND REINSTATEMENT

     LAPSE. Unlike a conventional life insurance policy, failure to make Planned Periodic Premium Payments does not necessarily cause a Policy to Lapse. Conversely, making all Planned Periodic Premium Payments does not necessarily prevent a Policy from Lapsing. Rather, except when the Lapse Prevention Guarantee is in effect, whether a Policy Lapses depends on whether its Surrender Value is sufficient to cover the monthly deduction on each Monthly Anniversary Day. Surrender Value could become insufficient to cover the monthly deduction if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Policy Value or the Policy Value has decreased because the Owner did not make sufficient Net Premium Payments to offset prior monthly deductions.


     If the Surrender Value on a Monthly Anniversary Day is insufficient to cover the monthly deduction due on that Day, VFL will mail to the Owner and to any assignee of record at their last known address(es), a notice stating that the Policy will only remain in force for 61 days from the date that the notice was mailed. This 61 day period is called the Grace Period. If the Owner does not make sufficient premium payments to cover the monthly deduction(s) through the end of the Grace Period by the end of the Grace Period, then the Policy will terminate without value and all coverage under the Policy will terminate. The notice mailed to the Owner and to any assignee of record will indicate how much in additional premium payments the Owner must make before the end of the Grace Period to keep the Policy in force. Coverage under the Policy continues during the Grace Period and VFL will deduct unpaid monthly deductions when computing Death Benefit Proceeds if the Insured dies during the Grace Period.


     REINSTATEMENT. If the Policy Lapses, the Owner may reinstate it at any time within five years of Lapse but before the Maturity Date. A Policy that has been surrendered cannot be reinstated. To reinstate a Policy, the Owner must submit to the Service Center:


          1. evidence of insurability satisfactory to VFL;


          2. premium payments in an amount sufficient to result (along with any loan repayments) in a positive Surrender Value; and

          3. premium payments in an amount sufficient that the resulting Net Premium Payments equal or exceed the amount of the next two monthly deductions.


     Upon reinstatement of the Policy, VFL will reinstate any remaining Loan Amount. The Policy Value of a reinstated Policy is the amount provided by the Net Premium Payments submitted with the application for reinstatement. The effective date of a reinstated Policy is the Monthly Anniversary Date that falls on or next follows the later of the date that the application for reinstatement is approved or the above-listed items are received at the Service Center.

     LAPSE PREVENTION GUARANTEE. VFL guarantees that a Policy will not Lapse for a period of up to the first fifteen Policy Years, regardless of the Surrender Value, if, throughout that period, (a) exceeds (b) where:


          (a) is the aggregate premium payments made less the amount of any withdrawals (including applicable surrender charges) less any Loan Amount, and

          (b) is the Minimum Monthly Premium Payment multiplied by the number of complete months since the Policy Effective Date, including the current month.


     If the Policy's Specified Amount is increased while the Lapse Prevention Guarantee is in effect, VFL will recalculate the Minimum Monthly Premium Payment, which will generally increase following an increase in Specified Amount. VFL will notify Owners of any increase in the Minimum Monthly Premium Payment and will amend the Policy to reflect the change.


VARIABLE POLICY VALUE


     The Variable Policy Value is the sum of all Subaccount Values and therefore reflects the investment experience of the Subaccounts to which it is allocated. There is no guaranteed minimum Variable Policy Value.


     SUBACCOUNT VALUE. The Subaccount Value of any Subaccount as of the Policy Effective Date is equal to the amount of the initial Net Purchase Payment allocated to that Subaccount. On subsequent Valuation Days prior to the Maturity Date, the Subaccount Value is equal to that part of any Net Purchase Payment allocated to the Subaccount and any Policy Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by withdrawals (including any applicable surrender charges) and any Policy Value transferred out of that Subaccount.

     UNITS. For each Subaccount, Net Premium Payment(s) allocated to a Subaccount or amounts of Policy Value transferred to a Subaccount are converted into Units. The number of Units credited to a Policy is determined by dividing the dollar amount directed to each Subaccount by the value of the Unit for that Subaccount for the Valuation Day as of which the Net Premium Payment(s) or transferred amount is invested in the Subaccount. Therefore, Net Premium Payments allocated to or amounts transferred to a Subaccount under a Policy increase the number of Units of that Subaccount credited to the Policy.


     Certain events reduce the number of Units of a Subaccount credited to a Policy. Withdrawals or transfers of Subaccount Value from a Subaccount result in the cancellation of the appropriate number of Units of that Subaccount as do: surrender of the Policy; payment of the Death Benefit Proceeds; and the deduction of the monthly deduction. Units are cancelled as of the end of the Valuation Period in which VFL receives Written Notice regarding the event.


     UNIT VALUE. For each Subaccount there exist two types of Units: A Units and B Units. A Units represent Subaccount Value during the first ten Policy Years under any Policy, while B Units represent Subaccount Value during Policy Years 11 and later. On the tenth Policy Anniversary, all A Units of any Subaccount under a Policy are automatically exchanged for B Units on an equivalent dollar value basis.

     A Units and B Units both represent a fractional undivided interest in a Subaccount. They differ only in their value as a result of the fact that the mortality and expense risk charge deducted from each Subaccount is larger for Policies in the first ten Policy Years than the charge deducted for Policies in Policy Years 11 and later. This difference in charges is reflected in a different Net Investment Factor (described below) for A Units and B Units for each Valuation Period.

     The A Unit and B Unit values for each Subaccount were arbitrarily set initially at $10 when that Subaccount began operations. Thereafter, the Unit Value at the end of every Valuation Day is the Unit Value at the end of the previous Valuation Day multiplied by the Net Investment Factor for that type of Unit (either A or B), as described below. The Subaccount Value for a Policy is determined on any Valuation Day by multiplying the number of Units of the appropriate type (either A or B) attributable to the Policy in that Subaccount by the value for that type of Unit for that Subaccount on that day.

     NET INVESTMENT FACTOR. The Net Investment Factor is an index applied to measure the investment performance of either A Units or B Units of a Subaccount from one Valuation Period to the next. The Net Investment Factor for any Subaccount for any Valuation Period is determined by dividing 1 by 2 and subtracting 3 from the result, where:

     1. is the result of:

          a. the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the current Valuation Period; plus

          b. the per share amount of any dividend or capital gain distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus


          c. a per share charge or credit for any taxes reserved for, which is determined by VFL to have resulted from the operations of the Subaccount.


     2. is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the last prior Valuation Period.

     3. is a daily factor representing the mortality and expense risk charge for the type of Unit deducted from the Subaccount adjusted for the number of days in the Valuation Period.

FIXED POLICY VALUE

     The Fixed Policy Value on any Valuation Day is equal to:

          1. aggregate Net Premium Payments allocated to the Fixed Account; plus

          2. Policy Value transferred to the Fixed Account; plus

          3. interest credited to the Fixed Account; less

          4. any withdrawals (including any applicable surrender charges deducted) or transfers (including any applicable transfer charge deducted) from the Fixed Account; less

          5. any surrender charges deducted in the event of a decrease in Specified Amount; less

          6. the portion of monthly deductions made from Fixed Policy Value.

     See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

TRANSFERS OF POLICY VALUES

     GENERAL. Before the Maturity Date while the Insured is still living and the Policy is in force, the Owner may, by Written Notice, transfer all or part any Subaccount Value to another Subaccount(s) (subject to its availability) or to the Fixed Account, or transfer all or part of Fixed Policy Value to any Subaccount(s), (subject to its availability) subject to the following restrictions and the additional restrictions for transfers from the Fixed Account shown below:

          1. the minimum transfer amount is $500 (or, the entire Subaccount Value or Fixed Policy Value, if less); and

          2. a transfer request that would reduce any Subaccount Value or the Fixed Policy Value below $500 is treated as a transfer request for the entire Subaccount Value or Fixed Policy Value.


     The first 12 transfers during each Contract Year are free. VFL assesses a transfer processing fee of $25 for each transfer in excess of 12 during a Contract Year. (See "Charges and Deductions.")


     RESTRICTIONS ON TRANSFERS OF FIXED POLICY VALUE. An Owner may transfer all or part of the Fixed Policy Value to a Subaccount. Only one transfer may be made each Policy Year from the Fixed Account to one or more Subaccounts and this transfer must be at least 12 calendar months after the most recent transfer from the Fixed Account. An unused transfer option does not carry over to the next year. The maximum transfer amount is 25% of the Fixed Policy on the date of the transfer, unless the balance after the transfer is less than $500.

     SPECIAL TRANSFER PRIVILEGE. During the first 24 Policy Months following the date that coverage begins under the Policy, Owners may make one transfer of the entire Variable Policy Value to the Fixed Account without imposition of the transfer processing fee or the transfer counting as one of the 12 free transfers for a Policy Year. Likewise, during the first 24 Policy Months following the effective date of any Specified Amount increase, Owners may make one transfer of that portion of the Variable Policy Value attributable to the increase to the Fixed Account without imposition of the transfer processing fee or the transfer counting as one of the 12 free transfers for a Policy Year.

     DOLLAR-COST AVERAGING FACILITY. If elected in the application or at any time thereafter prior to the Maturity Date while the Insured is still living and the Policy is in force by Written Notice, an Owner may systematically transfer (on a monthly, quarterly, semi-annual or annual basis) specified dollar amounts from the Money Market Subaccount to other Subaccounts. This is known as the "dollar-cost averaging" method of investment. The fixed-dollar amount purchases more Units of a Subaccount when their value is lower and fewer Units when their value is higher. Over time, the cost per Unit averages out to be less than if all purchases of Units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Units is high. It does not assure a profit or protect against a loss in declining markets.

     Owners may only elect to use the dollar-cost averaging facility if their Money Market Subaccount Value is at least $1,000 at the time of the election. The minimum transfer amount under the facility is $100 per month (or the equivalent). If dollar-cost averaging transfers are to be made to more than one Subaccount, then the Owner must indicate the dollar amount of the transfer to be made to each. At least $50 must be designated to each Subaccount.


     Transfers under the dollar-cost averaging facility are made as of the same calendar day each month. If this calendar day is not a Valuation Day, transfers are made as of the next Valuation Day. Once elected, transfers under the dollar-cost averaging facility continue until the Money Market Subaccount Value is depleted, the Maturity Date occurs or until the Owner cancels the election by Written Notice at least seven days in advance of the next transfer date. Alternatively, Owners may specify in advance a date for transfers under the facility to cease. There is no additional charge for using the dollar-cost averaging facility. Transfers under the facility do not count towards the 12 transfers permitted without a transfer processing fee in any Policy Year. VFL reserves the right to discontinue offering the dollar-cost averaging facility at any time and for any reason or to change its features.



     AUTOMATIC SUBACCOUNT VALUE REBALANCING. If elected in the application or requested at any time thereafter prior to the Maturity Date while the Insured is still living and the Policy is in force by Written Notice, an Owner may instruct VFL to automatically transfer (on a quarterly, semi-annual or annual basis) Variable Policy Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Policy Value among such Subaccounts ("automatic Subaccount Value rebalancing"). Such percentage allocations must be in whole numbers. Once elected, automatic Subaccount Value rebalancing begins on the first Valuation Day of the next calendar quarter or other period (or, if later, the next calendar quarter or other period after the expiration of the Cancellation Period).


     Owners may stop automatic Subaccount Value rebalancing at any time at least seven calendar days before the first Valuation Day in a new period. Owners may specify allocations between and among as many Subaccounts as are available at the time automatic Subaccount Value rebalancing is elected. Once automatic Subaccount Value rebalancing has been elected, any subsequent allocation instructions that differ from the then-current rebalancing allocation instructions are treated as a request to change the automatic Subaccount Value rebalancing allocation. Owners may change automatic Subaccount Value rebalancing allocations at any time. Allocation changes will take effect as of the Valuation Day that instructions are received at the Service Center. Once automatic Subaccount Value rebalancing is in effect, an Owner may only transfer Subaccount Value among or between Subaccounts by changing the automatic Subaccount Value rebalancing allocation instructions. Changes to or termination of automatic Subaccount Value rebalancing must be made by Written Notice.

     There is no additional charge for automatic Subaccount Value rebalancing and rebalancing transfers do not count as one of the 12 transfers available without a transfer processing fee during any Policy Year. If automatic Subaccount Value rebalancing is elected at the same time as the dollar-cost averaging facility or when the dollar-cost averaging facility is being utilized, automatic Subaccount rebalancing will be postponed until the first Valuation Day in the calendar quarter or other period following the termination of dollar-cost averaging facility. VFL reserves the right to discontinue offering the automatic Subaccount Value rebalancing facility at any time and for any reason or to change its features.


SURRENDER PRIVILEGE


     At any time while the Insured is still living and the Policy is in force prior to the Maturity Date, the Owner may, by Written Notice, surrender it for its Surrender Value. A surrender is effective as of the date on which a Written Notice requesting surrender is received at the Service Center. If the Owner surrenders the Policy during the first 14 Policy Years, or the first 14 Policy Years following an increase in Specified Amount, VFL will deduct a surrender charge. (See "Surrender Charge.") Once the Policy is surrendered, all coverage and other benefits under it cease and it cannot be reinstated.


WITHDRAWAL PRIVILEGE


     After the first Policy Year, while the Insured is still living and the Policy is in force prior to the Maturity Date, an Owner may, by Written Request, withdraw any part of the Surrender Value of the Policy, subject to certain conditions. A withdrawal is effective as of the date on which a Written Notice requesting withdrawal is received at the Service Center. As of that date, Policy Value is reduced by the amount of the withdrawal plus any applicable surrender charge. The minimum amount that may be withdrawn is $500. If the Owner has selected Death Benefit Option 1, VFL will reduce the Specified Amount by the amount of the withdrawal plus any applicable surrender charge deduction. (See "Death Benefit Proceeds.")


     Unless otherwise indicated in the Written Request for Withdrawal, amounts withdrawn and surrender charges deducted in connection with the withdrawals are taken from Subaccount Values and Fixed Policy Value based on the proportion that each Subaccount Value and the Fixed Policy Value bear to Policy Value. If the Owner requests a decrease in Specified Amount or requests a change in the Death Benefit Option as of the same date as a withdrawal request, then the withdrawal is effected after the decrease in Specified Amount or change in Death Benefit Option.


     Notwithstanding the foregoing, VFL reserves the right to reject a withdrawal request if the request would cause the Specified Amount to be reduced below the minimum Specified Amount shown in the Policy. Likewise, VFL reserves the right to deny a withdrawal request if the request would cause the Policy to fail to qualify as a life insurance contract under the Code or regulations or rulings thereunder, as interpreted by VFL.


POLICY LOANS


     GENERAL. At any time prior to the Maturity Date while the Insured is still living and the Policy is in force, the Owner may, by Written Notice, borrow money from VFL using the Policy as the sole security for the loan provided that
(a) a written loan agreement is signed by the Owner, and (b) the Owner makes a satisfactory assignment of the Policy to VFL. In taking a loan, an Owner must borrow at least $500. The maximum amount that an Owner may borrow is 90% of the Surrender Value of the Policy as of the date of the loan.


     INTEREST. VFL charges interest on amounts borrowed by Owners. The interest rate charged is 8% and is an effective annual rate compounded annually on the Policy Anniversary. Interest is charged in arrears from the date of the loan and is due from Owners on each Policy Anniversary for the prior Policy Year. If the Owner does not pay such interest when due, the amount of the interest is added to the outstanding Loan Amount. Thus, unpaid interest is charged interest during the ensuing Policy Year. For Policies in the 11th Policy Year or later, VFL charges a preferred 6% effective annual interest rate on amounts borrowed up to an amount equal to Policy Value less aggregate premium payments made to date.



     VFL credits Loan Account Value with interest at an effective annual rate of 6%. On each Policy Anniversary, interest earned on Loan Account Value since the preceding Anniversary is transferred to the Subaccounts and the Fixed Account. Unless the Owner specifies otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.



     LOAN COLLATERAL. When VFL makes a loan to Owners, it transfers an amount of Cash Value sufficient to secure the loan out of the Subaccounts and the Fixed Account and into the Loan Account. Owners may specify how this transferred Cash Value is allocated from among the Subaccount Values and the Fixed Policy Value. If an Owner does not specify the allocation, VFL makes the allocation based on the proportion that each Subaccount Value and the Fixed Policy Value bear to the Cash Value as of the date that the transfer is made. If unpaid interest is due from an Owner on a Policy Anniversary it is added to the Loan Amount. Cash Value in the amount of the interest also is transferred to the Loan Account as of that Anniversary. The Cash Value transferred in connection with unpaid interest is allocated on the same basis as other Cash Value transferred by VFL to the Loan Account.


     Loan Account Value is recalculated when interest is added to the Loan Amount, a loan repayment is made, or a new loan is made under Policy.


     NON-PAYMENT OF POLICY LOANS. If Loan Account Value exceeds Cash Value, then the Owner must make either a loan repayment or a premium payment sufficient to raise the Cash Value or lower the Loan Account Value so that Cash Value exceeds the Loan Account Value. VFL will send the Owner and any assignee of record a notice indicating the amount that must be paid. If payment is not received at the Service Center within 30 days of the notice being mailed, the Grace Period will begin. (See "Policy Lapse and Reinstatement.") If the Grace Period expires without the payment being made, then the Policy Lapses.


     LOAN REPAYMENT. The Owner may repay a loan or repay any part of a loan at any time while the Insured is still living and the Policy is in force prior to the Maturity Date. Upon repayment of any part of a loan, Loan Account Value in an amount equal to the payment is transferred to the Subaccounts and the Fixed Account as of the date that the payment is received at the Service Center. Unless the Owner specifies otherwise, the amount transferred is allocated among or between the Subaccounts and the Fixed Account in accordance with the Owner's allocation instructions for Net Premium Payments in effect at that time.

     EFFECT OF POLICY LOAN. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy values because the investment results of the Subaccounts and current interest rates credited on Fixed Policy Value do not apply to Policy Value in the Loan Account. The larger the loan and the longer the loan is outstanding, the greater will be the effect of Policy Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for lapse if investment results of the Subaccounts to which Surrender Value is allocated is unfavorable. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax and a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax.

MATURITY BENEFITS


     VFL will pay the Surrender Value, if any, to the Owner on the Maturity Date. In some states, the Maturity Date is the Policy Anniversary nearest the Insured's 95th birthday. In other states, the Owner may elect to extend the Policy beyond the Policy Anniversary nearest the Insured's 95th birthday, in which case the death benefit would be the greater of Cash Value or 101% of the Policy Value. The tax consequences associated with extending the maturity date beyond age 100 are unclear. A tax advisor should be consulted on the issue.


DEATH BENEFIT PROCEEDS


     Upon receipt of Due Proof of Death of the Insured at the Service Center while the Policy is in force before the Maturity Date, VFL will pay the Death Benefit Proceeds to the Beneficiary (or Beneficiaries) or the Contingent Beneficiary (or Contingent Beneficiaries). VFL pays the Death Benefit Proceeds in a lump sum unless the Beneficiary (or Contingent Beneficiary) elects to receive the Proceeds under a Settlement Option. (See "Settlement Options.") Under certain circumstances, payment of the Death Benefit Proceeds may be delayed. (See "Suspension or Delay in Payments.")


     CALCULATION OF DEATH BENEFIT PROCEEDS. The Death Benefit Proceeds are determined as of the date of the Insured's death and are equal to:

          1. the Death Benefit under the Death Benefit Option selected by the Owner; plus

          2. any death benefit under any rider to the Policy; less

          3. any Loan Amount; and less

          4. any unpaid monthly deductions if the Insured dies during the Grace Period.


     Under certain circumstances, the amount of the Death Benefit Proceeds may be further adjusted. (See "VFL's Right to Contest the Policy" and "Misstatement of Age or Sex.")



     If part or all of the Death Benefit is paid in one sum, VFL will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

     DEATH BENEFIT OPTIONS.  The Owner may select one of two Death Benefit
Options.

          1. Death Benefit Option 1 is the greater of:

             (a) the Specified Amount on the date of the Insured's death; or

             (b) a percentage of the Policy Value on the date of the Insured's death as indicated in the Table of Policy Value Percentages in the Appendix.

          2. Death Benefit Option 2 is the greater of:

             (a) the Specified Amount plus the Policy Value on the date of the Insured's death; or

             (b) a percentage of the Policy Value on the date of the Insured's death as indicated in the Table of Policy Value Percentages in the Appendix.

     The specified percentage is 250% if the Insured dies at Attained Age 40 or less, and decreases with each year of Attained Age thereafter so that the percentage is 100% if the Insured dies at an Attained Age of 95. A table showing these percentages for Attained Ages 0 to 94 and examples of Death Benefit calculations for both Death Benefit Options are found in the Appendix.

     Under Death Benefit Option 1, the Death Benefit remains level at the Specified Amount unless the Policy Value multiplied by the specified percentage exceeds that Specified Amount, in which event the Death Benefit will vary as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional Net Premium Payments reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option 1. Under Death Benefit Option 2, the Death Benefit always varies as the Policy Value varies (although it is never less than the Specified Amount). Owners who prefer to have favorable investment performance and additional Net Premium Payments reflected in increased Death Benefits generally should select Option 2.


     CHANGING THE DEATH BENEFIT OPTION. After the first Policy Anniversary while the Insured is still living and the Policy is in force prior to the Maturity Date, the Owner may request a change in the Death Benefit Option. A Death Benefit Option change becomes effective on the Monthly Anniversary Day on or next following the date that VFL accepts a request for the change. VFL may require satisfactory evidence of insurability before permitting a change in the Death Benefit Option. After a change in Death Benefit Option, VFL will send the Owner a supplemental policy specifications page showing the new Death Benefit and Specified Amount. Changing the Death Benefit Option could have federal tax consequences. (See "TAX CONSIDERATIONS.")



     INCREASE OF SPECIFIED AMOUNT. After the first Policy Anniversary, while the Insured is living and the Policy is in force prior to the Maturity Date, the Owner may submit a supplemental application for an increase in Specified Amount. VFL requires evidence of insurability before agreeing to an increase in Specified Amount and may, depending upon the circumstances, also require additional premium payments or the repayment of part or all of any Loan Amount under the Policy. The Insured's Attained Age at the time of the increase may not exceed 75. The amount of any requested increase in Specified Amount must be at least $25,000 and not more than the amount that would increase the total Specified Amount above the maximum specified amount for which VFL would issue a new Policy.

     An increase in Specified Amount causes an increase in the Minimum Monthly Premium Payment. Each increase in Specified Amount has a Target Premium Payment and a Guideline Annual Premium Payment associated with it.


     Any increase in Specified Amount is effective as of the date that VFL approves it. Each increase in Specified Amount creates an increment of Specified Amount to which a portion of Policy Value is thereafter attributed for the purpose of computing sales surrender charges, the Net Amount at Risk and the monthly cost of insurance charge and for the purpose of exercising the Special Transfer Privilege. An additional monthly cost of insurance charge is deducted for each additional increment in Specified Amount. This additional cost of insurance charge is deducted from Policy Value attributable to the increase in Specified Amount. Each increase in Specified Amount also results in additional surrender charges. After an increase in Specified Amount, VFL will send the Owner a supplemental policy specifications page showing the effective date of the increase, the monthly cost of insurance charge for the increase, additional sales surrender charges arising as a result of the increase and any changes to premium payment information from the previous or original policy specifications page.


     The cancellation privilege applies to any increase in Specified Amount except that when no additional premium payments are required for an increase, only the monthly deduction(s) for the increase made before the cancellation is refunded if the increase is cancelled. (See "Cancellation Privilege.") Increasing the Specified Amount could have federal tax consequences. (See "Tax Considerations.")


     DECREASE OF SPECIFIED AMOUNT. After the first Policy Anniversary while the Insured is still living and the Policy is in force prior to the Maturity Date, the Owner may by Written Notice request a decrease of Specified Amount. The amount of any requested decrease in Specified Amount must be at least $25,000 and not be more than the amount that would decrease the total Specified Amount below $100,000. Specified Amount may not be decreased when, to do so, would cause Surrender Value to fall below zero. Any decrease becomes effective on the Monthly Anniversary Day on or next following the date that VFL accepts the request for the decrease. The decrease is first applied to reduce prior increases in Specified Amount in the reverse order in which they occurred. After all prior increases in Specified Amount have been eliminated, a decrease is applied to reduce the initial Specified Amount.



     A decrease of Specified Amount may result in the imposition of a surrender charge. In this event, the charge is deducted from Policy Value as of the effective date of the decrease. (See "Charges and Deductions.") A decrease in Specified Amount causes a decrease in the Minimum Monthly Premium Payment and in the Target Premium Payment and Guideline Annual Premium Payment associated with the increment of Specified Amount being decreased. After a decrease in Specified Amount, VFL will send the Owner a supplemental policy specifications page showing the effective date of the decrease, the monthly cost of insurance charge after the decrease, surrender charges deducted as a result of the decrease, and any changes to premium payment information from the previous or original specifications page.



     VFL reserves the right to deny a request for a decrease in Specified Amount for 12 months following the most recent increase in Specified Amount and to limit decreases in Specified Amount to one per Policy Year.

     If a decrease in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify the Policy as a life insurance contract, VFL will contact the Owner and inquire whether he or she wants to receive the excess above the premium limitations or to forego the decrease. VFL reserves the right to decline a requested decrease in the Specified Amount if compliance with the guideline premium limitations under current tax law would require payment of excess premium to the Owner in an amount that would exceed the Surrender Value under the Policy. Decreasing the Specified Amount could have federal tax consequences. (See "Tax Considerations.")


SETTLEMENT OPTIONS


     SELECTING A SETTLEMENT OPTION. VFL pays Owners or Beneficiaries (or Contingent Beneficiaries), as appropriate, the amount of any surrender, withdrawal, or Death Benefit Proceeds in a lump sum unless the Owner has, by Written Notice, selected one of the Settlement Options described below. If the amount being paid by VFL is less than $5,000, however, payment is only made in a lump sum. In addition, if the Owner or Beneficiary (or Contingent Beneficiary) receiving payment is an executor, administrator, trustee, or not a natural person, payment is made in a lump sum unless VFL specifically consents to payment under one of the Settlement Options.


     Owners may select a Settlement Option for payment of the Death Benefit Proceeds in lieu of a lump sum, at any time while the Insured is still living and the Policy is in force prior to the Maturity Date. If no election is made by the Owner before the Insured's death, then, upon the Insured's death, the Beneficiary (or Contingent Beneficiary) may elect a Settlement Option before the Death Benefit Proceeds are paid. The Owner also may elect to receive the Surrender Value of a Policy or the amount of a withdrawal in the form of a Settlement Option at any time before the payment of the Surrender Value or withdrawal. For purposes of describing the Settlement Options, the term "Payee" means Owner or Beneficiary (or Contingent Beneficiary), as appropriate.


     FREQUENCY OF PAYMENTS. If Settlement Option 1, 2, or 3 is selected, payments will be made every 1 year, 6 months, 3 months, or every month. The Payee must specify the payment frequency when selecting a settlement option. If settlement option 4, 5, or 6 is selected, payments will be made monthly. If payment under any option would be less than $50, VFL will adjust the frequency of payments so that each payment is at least $50.



     FIRST PAYMENT. Depending on the payment frequency selected, the first payment under Settlement Option 1 is made as of 1 year, 6 months, 3 months, or 1 month from the date of the Insured's death. Depending on the payment frequency selected and subject to VFL's right to suspend or delay payments (see "Suspension or Delay in Payments"), the first payment under Settlement Option 1 is made as of 1 year, 6 months, 3 months, or 1 month from the effective date of any surrender or withdrawal. The first payment under any other Settlement Option is made, subject to VFL's right to suspend or delay payments, as of the date of the Insured's death or the effective date of any surrender or withdrawal.



     BETTERMENT OF RATES. If, under Settlement Options 4, 5, or 6, VFL's regular annuity purchase rates on the date of the Insured's death or the effective date of any surrender or withdrawal are more favorable than those upon which Options 4, 5, or 6 are based, VFL shall compute payments using the regular annuity rates. VFL will furnish information about the regular annuity rates upon request.

     DEATH OF PAYEE. Unless instructed otherwise at the time that the Settlement Option is selected, at the death of the Payee VFL pays the amounts below in a lump sum to the Payee's estate:



          1. Under Settlement Option 1, the amount left on deposit with VFL to accumulate interest.


          2. Under Settlement Option 2, 3, or 5, the commuted value of the amount payable at the Payee's death as provided under the Option selected. The commuted value is based on interest at the rate that would have been used to compute the first of the remaining Payments under that option.


     OPTION 1: INTEREST PAYMENTS. VFL holds the Death Benefit Proceeds (or the Surrender Value or the amount of a withdrawal) as principal and pays interest to the Payee. The interest rate is 3% per year compounded annually. VFL pays interest every 1 year, 6 months, 3 months, or 1 month, as specified at the time this option is selected. At the death of the Payee, the value of the remaining payments are paid as stated above.



     OPTION 2: PAYMENTS OF A SPECIFIED AMOUNT. VFL pays the Death Benefit Proceeds (or the Surrender Value or the amount of a withdrawal) in equal payments every 1 year, 6 months, 3 months, or 1 month. The amount and frequency of the payments is specified at the time this option is selected. After each payment, interest is added to the remaining amount applied under this option that has not yet been paid. The interest rate is 3% per year compounded annually. Payments are made to the Payee until the amount applied under this option, including interest, is exhausted. The total of the payments made each year must be at least 5% of the amount applied under this option. If the Payee dies before the amount applied is exhausted, VFL pays the value of the remaining payments as stated above.



     OPTION 3: INSTALLMENTS FOR A SPECIFIED PERIOD. VFL pays the Death Benefit Proceeds (or the Surrender Value or the amount of a withdrawal) in equal payments for the number of years specified when the option is selected. Payments are made every 1 year, 6 months, 3 months, or 1 month, as specified when the option is selected. The amount of each payment for each $1,000 applied under this option is shown in Policy. These amounts are calculated at an interest rate of 3% per year compounded annually. If the Payee dies before the expiration of the specified number of years, VFL pays the value of the remaining payments as stated above.



     OPTION 4: LIFE ANNUITY. VFL makes monthly payments to the Payee for as long as he or she lives. The amount of each payment for each $1,000 applied under this option is shown in the Policy.



     OPTION 5: LIFE ANNUITY WITH PERIOD CERTAIN. VFL makes monthly payments to the Payee for as long as the Payee lives. At the time this option is selected, a period certain of 5, 10, 15, or 20 years must also be selected. If the Payee dies before the specified period certain ends, the payments to the Payee's estate will continue until the end of the specified period. The amount of the monthly payments therefore depends on the period certain selected. The amount of each payment for each period certain available is shown in the Policy. The amounts shown are for each $1,000 applied under this option. If at any age the amount of the payments is the same for two or more periods certain, payment will be made as if the longest period certain was selected.

     OPTION 6: JOINT LIFE AND SURVIVORSHIP ANNUITY. VFL makes monthly payments to two Payees while both are living. After the death of either Payee, payments continue to the other Payee for as long as the other Payee lives. The amount of each payment for each $1,000 applied under this option is shown in the Policy.


TELEPHONE TRANSACTION PRIVILEGES


     If an Owner has elected this privilege in a form provided by VFL, an Owner may make transfers or change allocation instructions by telephoning the Service Center. A telephone authorization form received by VFL at the Service Center is valid until it is rescinded or revoked by Written Notice or until a subsequently dated form signed by the Owner is received at the Service Center. VFL will send Owners a written confirmation of all transfers and allocation instructions made pursuant to telephone instructions.



     The Service Center requires a form of personal identification prior to acting on instructions received by telephone and also may tape record instructions received by phone. If VFL follows these procedures, it is not liable for any losses due to unauthorized or fraudulent transactions. VFL reserves the right to suspend telephone transaction privileges at any time for any reason.

                               THE FIXED ACCOUNT

     Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

THE FIXED ACCOUNT


     The Fixed Account consists of assets owned by VFL with respect to the Policies, other than those in the Variable Account. It is part of VFL's General Account assets. VFL's general account assets are used to support its insurance and annuity obligations other than those supported by separate accounts, and are subject to the claims of VFL's general creditors. Subject to applicable law, VFL has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are supported by VFL. The Fixed Policy Value is calculated daily. (See "Fixed Policy Value.")


INTEREST CREDITED ON FIXED POLICY VALUE


     VFL guarantees that it will credit interest on Fixed Policy Value at an effective annual rate of not less than 4.0%. In its discretion, VFL will credit interest at rates higher than 4.0%. VFL may vary the way in which it credits interest on Fixed Policy Value from time to time. The following is a description of VFL's current method for crediting interest on Fixed Policy Value.



     "FULL-YEAR" RATES. Before the beginning of each calendar year, VFL publishes an effective annual rate at which it will credit Fixed Policy Value under the Policies for that year. Fixed Policy Values at the beginning of the calendar year under all Policies are credited with that rate of interest for the entire calendar year.



     "NEW-MONEY" RATES. VFL credits Net Premium Payments allocated to and Policy Value transferred to the Fixed Account during a calendar year with interest at an effective annual rate in effect on the date that the Net Premium Payment is received at the Service Center or the date that as of which the transfer is made. These amounts are credited with interest at this rate until the end of the calendar year. VFL publishes this "new money" rate from time to time during a calendar year and may change the "new money" rate at its discretion throughout any calendar year.


     For purposes of crediting interest, Policy Value deducted, transferred, or withdrawn from the Fixed Account, is accounted for on a "first-in, first-out" basis.

                             CHARGES AND DEDUCTIONS

SALES CHARGES


     VFL deducts a sales charge from certain premium payments. In Policy Years 1 through 10, the sales charge deducted is 4% of premium payments received up to a Target Premium Payment for the initial Specified Amount. In Policy Year 11 and each Policy Year thereafter, the sales charge deducted is 2% of premium payments received up to a Target Premium Payment for the initial Specified Amount. Absent an increase in Specified Amount, no sales charge is deducted in any Policy Year from premium payments in excess of a Target Premium Payment for the initial Specified Amount.



     If the Owner increases the Specified Amount, a Target Premium Payment is established for the increase. Therefore, there is a Target Premium Payment for each increment of Specified Amount. VFL deducts the sales charge from premium payments attributable to the increase. For purposes of computing and deducting sales charges, all Premium Payments made after an increase in Specified Amount are apportioned to each increment of Specified Amount on the basis of the relative Guideline Annual Premium Payments for each such increment. For the first ten 12-month periods following an increase in Specified Amount, the charge is 4% of premium payments made in each such 12-month period attributable to the increase up to a Target Premium Payment for the increase. For subsequent 12-month periods, the sales charge is 2% of premium payments made during the 12-month period attributable to the increase in Specified Amount up to a Target Premium Payment for the increase.


PREMIUM TAX CHARGE


     A 2.25% charge for state and local premium taxes is also deducted from each premium payment. The state and local premium tax charge reimburses VFL for premium taxes associated with the Policies. VFL expects to pay an average state and local premium tax rate of approximately 2.25% of premium payments for all states. This tax can range generally from 2% to 16% of premium payments and generally varies by the applicant's state of residence.


FEDERAL TAX CHARGE


     VFL also deducts a charge for federal taxes from each premium payment. This charge is 1.25% of all premium payments and compensates VFL for its federal income tax liability resulting from Section 848 of the Code. The amount of this charge, which may be increased or decreased, is reasonable in relation to VFL's increased federal tax burden under Section 848 resulting from the receipt of premium payments under the Policies.


SURRENDER CHARGE


     GENERAL. If the Owner surrenders the Policy, makes a withdrawal, decreases the Specified Amount or if the Policy lapses, VFL may deduct a surrender charge. The purpose of the surrender charge is to reimburse VFL for some of the expenses incurred in the distribution of the Policies. The surrender charge consists of two parts, a sales surrender charge (i.e., a contingent deferred sales charge) and an administration surrender charge. The total surrender charge declines over time as follows:

       100% of the total Surrender Charge in Policy Years 1 through 6
        80% of the total Surrender Charge in Policy Year 7
        70% of the total Surrender Charge in Policy Year 8
        60% of the total Surrender Charge in Policy Year 9
        50% of the total Surrender Charge in Policy Year 10
        40% of the total Surrender Charge in Policy Year 11
        30% of the total Surrender Charge in Policy Year 12
        20% of the total Surrender Charge in Policy Year 13
        10% of the total Surrender Charge in Policy Year 14
       No Charge in Policy Years 15 and later

     DEDUCTION OF THE SURRENDER CHARGE. If assessed upon the surrender of the Policy, the surrender charge reduces the amount otherwise paid to the Owner. If assessed upon Lapse of the Policy, the amount of the charge is not restored to Policy Value in the event that the Policy is reinstated. If assessed upon a decrease in Specified Amount, the charge is deducted from the remaining Policy Value and reduces the amount of any remaining applicable surrender charge. If assessed on a withdrawal, the surrender charge is deducted from the remaining Policy Value and reduces the amount of any remaining applicable surrender charge. Unless otherwise indicated in the request for a decrease or a withdrawal, surrender charges deducted in connection with decreases in Specified Amount or withdrawals are taken from Subaccount Values and Fixed Policy Value based on the proportion that each Subaccount Value and the Fixed Policy Value bear to the Policy Value before the deduction.

     If taken upon a decrease in Specified Amount, the surrender charge is the pro-rata portion of the total surrender charge based on the ratio that the Specified Amount decrease bears to the total Specified Amount before the decrease. If assessed upon a withdrawal, the surrender charge is the pro-rata portion of the total surrender charge based on the ratio that the withdrawn amount bears to the total Surrender Value before the withdrawal.

     SALES SURRENDER CHARGE IN CONNECTION WITH THE INITIAL SPECIFIED AMOUNT. In the first Policy Year, the sales surrender charge in connection with the initial Specified Amount is 34% of premium payments received up to a Target Premium Payment for the initial Specified Amount, and, in each of Policy Years 2 through 6, the charge is 33% of premium payments received up to the Target Premium Payment for the initial Specified Amount in each year until the total sales surrender charge equals 100% of a single Target Premium Payment for the initial Specified Amount. Notwithstanding the foregoing, the sales surrender charge in connection with the initial Specified Amount during the first two Policy Years is never more than the sum of: (1) 26% of the first Guideline Annual Premium Payment for the initial Specified Amount, (2) 6% of the second Guideline Annual Premium Payment for the initial Specified Amount, and (3) 5% of all additional Premium Payments attributable to the initial Specified Amount.

     ADMINISTRATION SURRENDER CHARGE. The Administration Surrender Charge is $2.00 per $1,000 of initial Specified Amount for Policies on Insureds age 25 or less on the Policy Effective Date, and $5.00 per $1,000 of initial Specified Amount for Policies on Insureds age 35 or older on the Policy Effective Date. For Insureds of other ages, the Administration Surrender Charge is the following per $1,000 of Specified Amount:

age 26 - $2.30, age 27 - $2.60, age 28 - $2.90, age 29 - $3.20, age 30 - $3.50,
age 31 - $3.80, age 32 - $4.10, age 33 - $4.40, age 34 - $4.70.

     SALES SURRENDER CHARGE IN CONNECTION WITH INCREASES IN SPECIFIED
AMOUNT. The surrender charge is computed and assessed separately for the initial Specified Amount and for each increase in Specified Amount. Only the sales charge component of the surrender charge, however, is assessed for an increase in Specified Amount. For purposes of computing and assessing the sales surrender charge attributable to an increase in Specified Amount, all premium payments made after an increase in Specified Amount are apportioned to each increment of Specified Amount on the basis of the relative Guideline Annual Premium Payments for each such increment. Likewise, Policy Value is apportioned to each increment of Specified Amount on the basis of the relative Guideline Annual Premium Payments for each such increment. The sales surrender charge for an increase in Specified Amount is as follows: In the first 12 months following the increase, the sales surrender charge is 34% of premium payments received up to a Target Premium Payment for the increase in Specified Amount, and, in each of the five subsequent 12-month periods following the increase, the charge is 33% of premium payments received up to a Target Premium Payment for the increase in Specified Amount in each such 12-month period until the total sales surrender charge for the increase equals 100% of a single Target Premium Payment for the increase in Specified Amount. Notwithstanding the foregoing, during the first 24 months following an increase in Specified Amount, the sales surrender charge for the increase is never more than the sum of: (1) 26% of the first Guideline Annual Premium Payment for the increase in Specified Amount, (2) 6% of the second Guideline Annual Premium Payment for the increase in Specified Amount, and (3) 5% of all additional Premium Payments attributable to the increase in Specified Amount. In addition, the sales surrender charge for an increase in Specified Amount declines over the 7th through the 15th 12-month period following the increase in the same manner as the surrender charge in connection with the initial Specified Amount.

OTHER TAXES


     Currently a charge for federal income taxes is not deducted from the Variable Account of the Policy Value. VFL reserves the right in the future to make a charge to the Variable Account or the Policy Value for any federal, state or local income taxes that VFL incurs that it determines to be properly attributable to the Variable Account of the Policies. VFL will notify Owners promptly of any such charge.


MONTHLY DEDUCTION


     The monthly deduction is a charge made by VFL as of the Policy Effective Date and every Monthly Anniversary Day thereafter by reducing Subaccount Values (i.e., liquidating Units) and Fixed Policy Value in the proportion that each Subaccount Value and Fixed Policy Value bears to Policy Value. The monthly deduction consists of (1) the monthly cost of insurance charge, (2) the monthly policy fee, (3) the monthly first-year issue fee (when applicable), (4) the monthly Specified Amount increase fee (when applicable), and (5) the cost of any riders (when applicable).

     MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is computed at the beginning of each Policy month by subtracting 2 from 1 and multiplying the result by 3, where:

          1. is the Death Benefit on the first day of the Policy month divided by 1 plus the monthly equivalent of 4.0%;

          2. is the Policy Value before deduction of the monthly policy fee, the monthly first-year issue fee (when applicable), the monthly Specified Amount increase fee (when applicable), and the cost of any riders (when applicable); and

          3. is the cost of insurance rate as described below.

     The monthly cost of insurance charge is computed separately for the initial Specified Amount and for each increment of Specified Amount resulting from increases in Specified Amount. For the purpose of computing the Net Amount at Risk (the result of subtracting 2 from 1 above), Policy Value is apportioned to each increment of Specified Amount on the basis of the relative Guideline Annual Premium Payments for each such increment. Where the Death Benefit is a percent of Policy Value the monthly cost of insurance charge is computed separately, and Policy Value is apportioned to, an increment of Death Benefit corresponding to each increment of Specified Amount.


     The monthly cost of insurance rate for a Policy is based on the sex, Attained Age, Issue Age, risk class, and number of years that the Policy or increment of Specified Amount has been in force. The Issue Age of the Insured will usually be different for each increase in Specified Amount. VFL reviews monthly cost of insurance rates on an ongoing basis (at least once every 5 years) based on its expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for Insureds of the same class as defined by sex, Attained Age, Issue Age, risk class, and Policy duration. VFL guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies.



     VFL places each Insured in a risk class when a Policy is first underwritten. This risk class applies to the initial Specified Amount. When an Owner requests an increase in Specified Amount, VFL conducts additional underwriting before approving the increase to determine whether a different risk class should apply to the increase. If the risk class for the increase would have a lower cost of insurance rate than the class for the initial Specified Amount (or a previous increase), the risk class for the increase is applied to the initial Specified Amount (or any previous increases in Specified Amount). If the risk class for the increase would have a higher cost of insurance rate than the class for the initial Specified Amount (or a previous increase), then the risk class for the increase only applies to the increase in Specified Amount.



     In connection with the cost of insurance rates guaranteed in the Policy, VFL places Insureds into standard smoker and standard nonsmoker risk classes. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. In connection with current cost of insurance rates, VFL places Insureds into the following risk classes: standard smoker, standard nonsmoker, preferred smoker, preferred nonsmoker and preferred plus nonsmoker.

     Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker class are less than or equal to rates for an Insured of the same age and sex in the same smoker class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.


     MONTHLY POLICY FEE, MONTHLY FIRST-YEAR ISSUE FEE, AND MONTHLY SPECIFIED AMOUNT INCREASE FEE. These charges compensate VFL for administration expenses associated with the Policies and the Variable Account. These expenses relate to premium payment billing and collection, recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications and establishing Policy records. The monthly policy fee is $6.00 per month. The monthly first-year issue fee is $20.00 per month during the first Policy Year, and the monthly Specified Amount increase fee is $10.00 per month for the first 12 months after an increase in Specified Amount.


     SUPPLEMENTAL BENEFIT AND/OR RIDER CHARGES. See "Supplemental Benefits and/or Riders."

DAILY MORTALITY AND EXPENSE RISK CHARGE


     VFL deducts a daily charge from the assets of the Variable Account to compensate it for mortality and expense risks that it assumes under the Policy. The daily charge is at the rate of 0.002477% (approximately equivalent to an effective annual rate of 0.90%) of the net assets of the Variable Account during the first 10 Policy Years and .001236% (approximately equivalent to an effective annual rate of 0.45%) of the net assets of the Variable Account during Policy Years 11 and thereafter. During the first 10 Policy Years, approximately .35% of this annual charge is for the assumption of mortality risk and .55% is for the assumption of expense risk. During Policy Years 11 and thereafter, approximately
 .35% of this annual charge is for the assumption of mortality risk and .10% is for the assumption of expense risk.



     The mortality risk that VFL assumes is the risk that Insureds, as a group, will live for a shorter period of time than VFL estimated when it established the guaranteed costs of insurance rates in the Policy. Because of these guarantees, each Owner is assured that the morbidity of a particular Insured will not have an adverse effect on the Death Benefit Proceeds that a Beneficiary would receive. The expense risk that VFL assumes is the risk that the monthly Policy fee, monthly first-year issue fee, and monthly Specified Amount increase fee (and the transfer processing fee, imposed) may be insufficient to cover the actual expenses of administering the Policies.


TRANSFER PROCESSING FEE


     The first 12 transfers during each Policy Year are free. VFL assesses a Transfer Processing Fee of $25 for each transfer in excess of 12 during a Policy Year. For the purposes of assessing the Transfer Processing Fee, each Written Notice of transfer is considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. The Transfer Processing Fee is deducted from the amount being transferred.

FUND EXPENSES

     The value of the net assets of each Subaccount reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. See the prospectus for the Funds. For a summary of investment advisory fees and other expenses as a percentage of Fund average net assets, see "Fee Table Annual Fund Expenses" on page 8.

                      OTHER POLICY BENEFITS AND PROVISIONS

OWNERSHIP

     GENERAL. The Policy belongs to the Owner. An Owner may exercise all of the rights and options described in the Policy. The Insured is the Owner unless the application specifies a different person as Owner.


     CHANGING THE OWNER. The Owner may change the Owner by Written Notice at any time while the Insured is alive and the Policy is in force prior to the Maturity Date. A change of Ownership is effective as of the date that the Written Notice is signed; however, VFL is not liable for payments it makes before it receives a Written Notice of a change in Ownership. A change in Owner may have significant tax consequences. (See "TAX CONSIDERATIONS.")


     CONTINGENT OWNER. If the Owner is not the Insured, he or she may name a Contingent Owner in the application or by subsequent Written Notice. The Contingent Owner becomes the Owner in the event that the Owner dies before the Insured. If no Contingent Owner survives the Owner, then upon the death of the last surviving Owner, that Owner's estate becomes the Owner.


     ASSIGNMENT. By Written Notice the Owner may assign his or her rights under this Policy. VFL is not bound by the assignment unless it receives a duplicate of the original assignment at the Service Center. VFL is not responsible for the validity or sufficiency of any assignment and is not liable for any payment it makes before receipt of the duplicate original assignment. An assignment does not change or revoke the Beneficiary designation in effect at the time that the assignment is made. If an assignment is absolute, the Owner's rights and privileges under the Policy, including any right to change the Beneficiary, pass to the assignee. If an assignment is collateral, the collateral assignee has priority over the interest of any revocable Beneficiary or revocable payee under any optional method of settlement selected by the Owner. Any claim under any assignment is subject to proof of interest and the extent of the assignment. An assignment is subject to any Loan Amount.


     SELECTING THE BENEFICIARY. The Owner designates the Beneficiary in the application. Any Beneficiary designation is revocable unless otherwise stated in the designation. Owners may designate Contingent Beneficiaries. Where more than one Beneficiary or more than one Contingent Beneficiary is designated, each Beneficiary or Contingent Beneficiary, as appropriate, shares in any Death Benefit Proceeds equally unless the Beneficiary designation states otherwise.


     CHANGING THE BENEFICIARY. The Owner may change the Beneficiary by Written Notice at any time while the Insured is alive and the Policy is in force before the Maturity Date. If, however, the Owner previously irrevocably named a Beneficiary, that Beneficiary's written consent must be provided to VFL before a new Beneficiary is designated. Any change of Beneficiary is effective as of the date Written Notice is signed by the Owner but VFL is not liable for any payments it makes under the Policy prior to the time it receives Written Notice of any Beneficiary change.



VFL'S RIGHT TO CONTEST THE POLICY



     VFL has the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. VFL also has the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, VFL relies on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, VFL considers statements made in the application(s) to be representations and not warranties.



     In the absence of fraud, VFL cannot bring any legal action to contest the validity of the Policy after it has been in force during the lifetime of the Insured for two years from the Policy Effective Date, or if reinstated, for two years from the date of reinstatement. Likewise, VFL cannot contest any increase in coverage effective after the Policy Effective Date, or any reinstatement thereof, after such increase or reinstatement has been in force during the lifetime of the Insured for two years from its effective date.


SUICIDE EXCLUSION


     If the Insured commits suicide, while sane or insane, within two years of the Policy Effective Date, VFL's liability is limited to an amount equal to the Policy Value less any Loan Amount. VFL will pay this amount to the Beneficiary in one sum.



     If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, VFL's liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.


MISSTATEMENT OF AGE OR SEX


     If the Age or sex of the Insured has been stated incorrectly in the application or any supplemental application, VFL will adjust the Death Benefit and any benefits provided by rider or endorsement it pays under this Policy to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance and the cost of any benefits provided by rider or endorsement. If the age of the Insured has been overstated or understated, VFL will recalculate the Policy Value using the cost of insurance (and the cost of benefits provided by rider or endorsement) based on the Insured's correct age and sex.


MODIFICATION OF THE POLICY


     Only an officer of VFL may modify this Policy or waive any of VFL's rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind VFL by making any promise not contained in this Policy.



     Upon notice to the Owner, VFL may modify the Policy to:



          1. conform the Policy or the operations of VFL or of the Variable Account to the requirements of any law (or regulation issued by a government agent) to which the Policy, VFL or the Variable Account is subject);


          2. assure continued qualification of the Policy as a life insurance contract under the Code; or

          3. reflect a change (permitted by the Policy) in the operation of the Variable Account.


     In the event of any such modification, VFL will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.


SUSPENSION OR DELAY IN PAYMENTS


     VFL usually pays the amounts of any surrender, withdrawals, Death Benefit Proceeds, or settlement options within seven business days after receipt of all applicable Written Notices and/or Due Proofs of Death. However, VFL can postpone such payments if:


          1. the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the exchange is restricted as determined by the SEC; or

          2. the SEC permits, by an order, the postponement for the protection of Owners; or

          3. the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.


     If a recent check or draft has been submitted, VFL has the right to defer payment of surrenders, withdrawals, Death Benefit Proceeds, or payments under a settlement option until such check or draft has been honored.



     VFL has the right to defer payment of any surrender, withdrawal, or transfer of Fixed Policy Value for up to six months from the date of receipt of your Written Notice.


REPORTS TO OWNERS


     At least annually, or more often as required by law, VFL will mail to Owners at their last known address a report showing the following items as of the end of the report period:


          1. the period covered by the report;

          2. the current Policy Value, Cash Value and Surrender Value;

          3. the current Variable Policy Value (including each Subaccount Value), Fixed Policy Value and Loan Account Value;

          4. the current Loan Amount;

          5. any premium payments, withdrawals, or surrenders made, Death Benefit Proceeds paid and charges deducted since the last report;

          6. current Net Premium Payment allocations; and

          7. any other information required by law.


     Owners may request additional copies of reports from VFL, but VFL reserves the right to charge a fee for such additional copies. In addition, VFL will send written confirmations of premium payments and other financial transactions requested by Owners.

Owners will also be sent copies of the annual and semi-annual report to shareholders for each Fund in which they are indirectly invested.

SUPPLEMENTAL BENEFITS AND/OR RIDERS


     The following supplemental benefits and/or riders may be available and may be added to a Policy. The supplemental benefits and/or riders may not be available in all states. Monthly charges for these benefits and/or riders are deducted from Policy Value as part of the monthly deduction. The supplemental benefits and/or riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.


     CHILDREN'S TERM LIFE INSURANCE RIDER. This rider provides a death benefit payable upon the death of a covered child. This rider has no cash value.


     SPOUSE'S TERM LIFE INSURANCE RIDER. This rider provides a death benefit payable upon the death of the Insured's spouse. This rider has no cash value.


     DISABILITY BENEFIT RIDER. This rider provides for the waiver of the monthly deduction under the Policy during the total disability of the Owner.


     LONG TERM CARE MONTHLY BENEFIT RIDER. This rider provides a monthly benefit payable while the Insured is confined in a long term care facility for up to a stated maximum benefit period. This rider has no cash value.



     ADDITIONAL TERM LIFE INSURANCE RIDER. This rider provides an additional death benefit payable upon the death of the Insured. This rider has no cash value.



     OTHER INSURED TERM LIFE INSURANCE RIDER. This rider provides a death benefit payable upon the death of an Other Insured Person named in the Policy. This rider has no cash value.



     IMMINENT DEATH RIDER. This rider provides for the accelerated payment of a portion of the death benefit upon evidence of the Insured's imminent death (within six months). This rider has no cash value.


     Additional rules and limits apply to these supplemental benefits and/or riders.

                       FEDERAL INCOME TAX CONSIDERATIONS



INTRODUCTION



     The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon VFL's understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.



TAX STATUS OF THE POLICY



     In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, VFL believes that Policies issued on a standard premium class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.



     In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and Policy Value and the narrow investment objective of certain Funds, have not been explicitly addressed in published rulings. While VFL believes that the Policies do not give Owners investment control over Separate Account assets, VFL reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Policy.



     In addition, the Internal Revenue Code requires that the investments of the Separate Accounts be adequately diversified in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.



     The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.



TAX TREATMENT OF POLICY BENEFITS



     In General. VFL believes that the death benefit under a Policy should be excludible from the gross income of the Beneficiary.

     Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.



     Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Policy Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract.



     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as a Modified Endowment Contracts, with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or seven years following a material change to the Policy. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.



     Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:



   - All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.



   - Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and withdrawals.



   - A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.



     Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.



     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans after the later of the 10th Policy Anniversary or Attained Age 65 is less clear and a tax advisor should be consulted about such loans.



     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.



     Investment in the Policy. The Owner's investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, the Owner's investment in the Policy is reduced by the amount of the distribution that is tax-free.



     Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences.



     Multiple Policies. All Modified Endowment Contracts that are issued by VFL (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount that would be included in the Owner's income when a taxable distribution occurs.



SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS



     If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.



     The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a current fringe benefit, and must be included annually in the plan participant's gross income. VFL reports this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's Policy Value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 (ERISA). You should consult a qualified advisor regarding ERISA.



     Department of Labor regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the Department of Labor regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.



BUSINESS USES OF THE POLICY



     Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If an Owner is purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, he or she should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.



POSSIBLE TAX LAW CHANGES



     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.



VFL'S TAXES



     Under current federal income tax law, VFL is not taxed on the Separate Account's operations. Thus, currently VFL does not deduct charges from the Separate Account for its federal income taxes. VFL reserves the right to charge the Separate Account for any future federal income taxes that it may incur.



     Under current laws in several states, VFL may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, VFL may deduct charges for such taxes.

                  OTHER INFORMATION ABOUT THE POLICIES AND VFL


SALE OF THE POLICIES


     CNA Investor Services, Inc. ("CNA/ISI"), which is located at CNA Plaza, Chicago, Illinois 60685, is principal underwriter and distributor of the Policies as well as of other policies issued through other separate accounts of VFL or affiliates of VFL. CNA/ISI is an affiliate of VFL, is registered with the SEC as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). VFL pays CNA/ISI for acting as principal underwriter under a distribution agreement. The Policies are offered on a continuous basis and VFL does not anticipate discontinuing the offer.



     Applications for Policies are solicited by agents who are licensed by applicable state insurance authorities to sell VFL insurance contracts and who are registered representatives of a broker-dealer having a selling agreement with CNA/ISI. Such broker-dealers generally receive commissions based on a percent of premium payments made (up to a maximum of 90%) plus a percent of Policy Values (up to a maximum of 0.50% a year). The writing agent receives a percentage of these commissions from the respective broker-dealer, depending on the practice of that broker-dealer. Owners do not pay these commissions. Total commissions may be as high as 120% of target premium which would be split between wholesale and retail broker dealer.


VOTING PRIVILEGES


     In accordance with current interpretations of applicable law, VFL votes Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or VFL otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.


     The number of votes that an Owner has the right to instruct is calculated separately for each Subaccount, and may include fractional votes. While the Insured is still living and the Policy is in force prior to the Maturity Date, an Owner holds a voting interest in each Subaccount to which Variable Policy Value is allocated. For each Owner, the number of votes attributable to a Subaccount is determined by dividing the Owner's Subaccount Value by the Net Asset Value Per Share of the Fund in which that Subaccount invests.

     After the Maturity Date, the Payee under a Settlement Option has a voting interest in each Subaccount from which variable Settlement Payments are made. For each such Payee, the number of votes attributable to a Subaccount is determined by dividing the liability for future variable Settlement Payments to be paid from that Subaccount by the Net Asset Value Per Share of the Fund in which that Subaccount invests. This liability for future payments is calculated on the basis of the mortality assumptions, the selected Benchmark Rate of Return and the Settlement Unit value of that Subaccount on the date that the number of votes is determined. As Variable Settlement Payments are made to the Payee, the liability for future payments decreases as does the number of votes.

     The number of votes available to an Owner or Payee is determined as of the date coinciding with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the Fund. Each Owner or Payee having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.


     Fund shares as to which no timely instructions are received and shares held by VFL in a Subaccount as to which no Owner or Payee has a beneficial interest are voted in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter. Under the 1940 Act, certain actions affecting the Variable Account may require Owner approval. In that case, an Owner will be entitled to vote in proportion to his or her Variable Policy Value.



     VFL may, if required by state insurance regulators, disregard Owner and Payee voting instructions if such instructions would require Fund shares to be voted so as to cause a change in sub-classification or investment objectives of a Fund, or to approve or disapprove an investment management agreement or an investment advisory agreement. In addition, VFL may under certain circumstances disregard voting instructions that would require changes in an investment management agreement, investment manager, an investment advisory agreement or an investment adviser of a Fund, provided that VFL reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If VFL ever disregards voting instructions, Owners and Payees will be advised of that action and of the reasons for such action in the next semiannual report for the appropriate Fund.

DIRECTORS AND EXECUTIVE OFFICERS


     The name, age, positions and offices, term as director, and business experience during the past five years for the VFL's directors and executive officers are listed in the following table:



                                      OFFICERS OF VFL
-------------------------------------------------------------------------------------------
                                       POSITION(S)
                                       HELD           PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                 AGE   WITH VFL       DURING PAST FIVE YEARS
----------------                 ---   -----------    -----------------------
Philip L. Engel                  58    Director and   President of CNA since September,
CNA Plaza                              President      1992. Prior thereto, Mr. Engel was
Chicago, IL 60685                                     Executive Vice President of CNA. Mr.
                                                      Engel has served as a Director of VFL
                                                      since September, 1992.
Bernard L. Hengesbaugh           52    Director,      Chairman of the Board and Chief
CNA Plaza                              Chairman of    Executive Officer of CNA since
Chicago, IL 60685                      the Board and  February, 1999. Prior thereto, Mr.
                                       Chief          Hengesbaugh was Executive Vice
                                       Executive      President and Chief Operating Officer
                                       Officer        of CNA since February, 1998. Prior
                                                      thereto, Mr. Hengesbaugh was Senior
                                                      Vice President of CNA since November,
                                                      1990. Mr. Hengesbaugh has served as a
                                                      Director of VFL since February, 1999.
Peter E. Jokiel                  51    Senior Vice    Senior Vice President of CNA since
CNA Plaza                              President      November, 1990. Chief Financial
Chicago, IL 60685                                     Officer of CNA from November, 1990
                                                      through October, 1997. Mr. Jokiel
                                                      served as a Director of VFL from
                                                      July, 1992 through October, 1997.
Jonathan D. Kantor               43    Senior Vice    Senior Vice President, Secretary and
CNA Plaza                              President,     General Counsel of CNA since April,
Chicago, IL 60685                      Secretary,     1997. Group Vice President of CNA
                                       General        since April, 1994. Prior thereto, Mr.
                                       Counsel and    Kantor was a partner at the law firm
                                       Director       of Shea & Gould.* Mr. Kantor has
                                                      served as a Director of VFL since
                                                      April, 1997.
W. James MacGinnitie             60    Senior Vice    Senior Vice President and Chief
CNA Plaza                              President,     Financial Officer of CNA since
Chicago, IL 60685                      Chief          October, 1997. From 1994 through
                                       Financial      1997, Mr. MacGinnitie was a partner
                                       Officer and    at Ernst & Young. Prior thereto, Mr.
                                       Director       MacGinnitie was a principal with
                                                      Tillinghast. Mr. MacGinnitie has
                                                      served as a Director of VFL since
                                                      October, 1997.

                                      OFFICERS OF VFL
-------------------------------------------------------------------------------------------
                                       POSITION(S)
                                       HELD           PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                 AGE   WITH VFL       DURING PAST FIVE YEARS
----------------                 ---   -----------    -----------------------
William H. Sharkey, Jr.          51    Senior Vice    Senior Vice President of CNA since
CNA Plaza                              President and  January, 1994. Prior thereto, Mr.
Chicago, IL 60685                      Director       Sharkey was Senior Vice President of
                                                      Cigna Healthcare from October, 1991
                                                      through February, 1994. Mr. Sharkey
                                                      has served as a Director of VFL since
                                                      November, 1994.


------------------------------------
* Shea & Gould declared bankruptcy in 1995.


     Each director is elected to serve until the next annual meeting of stockholders or until his or her successor is elected and shall have qualified. Some directors hold various executive positions with insurance company affiliates of VFL. Executive officers serve at the discretion of the Board of Directors.


COMPANY HOLIDAYS


     VFL is closed on the following days in 1999: Memorial Day, the day after Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving Day, Christmas Eve and New Year's Eve.


STATE REGULATION


     VFL is subject to regulation by the Department of Insurance of the Commonwealth of Pennsylvania, which periodically examines the financial condition and operations of VFL. VFL is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.



     VFL is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.


IMPACT OF YEAR 2000 ON VFL


     The widespread use of computer programs, both in the United States and internationally, that rely on two digit date fields to perform computations and decision making functions may cause computer systems to malfunction when processing information involving dates beginning in 1999. Such malfunctions could lead to business delays and disruptions. All insurance subsidiaries of CNA Financial Corporation ("CNAF"), including VFL, utilize the same systems in conducting day-to-day operations. VFL renovated or replaced many of its legacy systems and upgraded its systems to accommodate business for the Year 2000 and beyond. In addition, VFL is checking embedded systems in computer hardware and other infrastructure such as elevators, heating and ventilating systems, and security systems.



     VFL's cost to upgrade its systems will be included as part of the total cost incurred by CNAF to replace and update its systems. VFL will be allocated its proportionate share of this cost upon completion of the upgrade; however, a reasonable estimate of this cost is not currently available. Based upon its current assessment, CNAF estimates that the total cost to replace and upgrade its systems to accommodate Year 2000 processing will be approximately $60 to $70 million. As of December 31, 1998, CNAF has spent approximately $59 million on Year 2000 readiness matters. However, prior to 1997, CNAF did not specifically separate technology charges for Year 2000 from other information technology charges. In addition, while some hardware charges are included in the budget figures, CNAF's hardware costs typically are included as part of ongoing technology updates and not specifically as part of the Year 2000 project. All funds spent and to be spent will be financed from CNAF's current operating funds.



     VFL believes that it will be able to resolve the Year 2000 issue in a timely manner. As of December 31, 1998, VFL has certified internally all of its internal applications and systems as being ready for the year 2000. However, due to the interdependent nature of computer systems, there may be an adverse impact on VFL if banks, independent agents, vendors, insurance agents, third party administrators, various governmental agencies and other business partners fail to successfully address the Year 2000. To mitigate this impact, VFL is communicating with these various entities to coordinate Year 2000 conversion. Because of the interdependent nature of the issue, VFL cannot be sure that there will not be a disruption in its business.



ADDITIONAL INFORMATION


     A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

EXPERTS


     The balance sheets of VFL as of December 31, 1998, 1997, and 1996, and the related statements of operations and cash flows for each of the three years in the period ended December 31, 1998, have been audited by Deloitte & Touche, LLP, independent auditors, as set forth in their report thereon and included herein. Such financial statements are included in this prospectus in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by David Chernow, FSA, MAAA, whose opinion is filed as an exhibit to the registration statement.


LEGAL MATTERS

     Sutherland, Asbill & Brennan, LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                    GLOSSARY




     ATTAINED AGE -- The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

     BENEFICIARY -- The person(s) to whom the Death Benefit Proceeds are paid upon the death of the Insured. The Owner may designate primary, contingent, and irrevocable Beneficiaries.


     CANCELLATION PERIOD -- The period shown in the Policy during which the Owner may cancel the Policy for a refund by returning it to VFL.


     CASH VALUE -- Policy Value minus any applicable Surrender Charge.

     CODE -- The Internal Revenue Code of 1986, as amended.

     CONTINGENT BENEFICIARY -- The person(s) to whom the Death Benefit Proceeds are paid upon the death of the Insured if the primary Beneficiary (or Beneficiaries) is not living.

     DEATH BENEFIT -- The amount payable to the Beneficiary under a Death Benefit Option before adjustments if the Insured dies while the Policy is in force before the Maturity Date.

     DEATH BENEFIT OPTION -- One of two options that an Owner may select for the computation of the Death Benefit Proceeds.

     DEATH BENEFIT PROCEEDS -- The total amount payable to the Beneficiary if the Insured dies while the Policy is in force before the Maturity Date.


     DUE PROOF OF DEATH -- Proof of death satisfactory to VFL. Due Proof of Death may consist of the following: (a) a certified copy of the death record;
(b) a certified copy of a court decree reciting a finding of death; or (c) any other proof satisfactory to VFL.



     FIXED ACCOUNT -- Part of VFL's General Account to which Policy Value may be transferred or Net Premium Payments may be allocated under a Policy.


     FIXED POLICY VALUE -- The Policy Value in the Fixed Account.

     FUND -- Any open-end management investment company or investment portfolio thereof, or unit investment trust or series thereof, in which a Subaccount invests.


     GENERAL ACCOUNT -- The assets of VFL other than those allocated to the Variable Account or any other separate account of VFL.


     GRACE PERIOD -- A 61-day period during which an Owner may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from Lapsing.

     GUIDELINE ANNUAL PREMIUM -- The "guideline annual premium" as defined in applicable regulations under the Investment Company Act of 1940, as amended.

     INITIAL SPECIFIED AMOUNT -- The Specified Amount on the Policy Effective Date.

     INSURED -- The person whose life is insured by the Policy.

     ISSUE AGE -- The Insured's age as of the nearest birthday on the Policy Effective Date.

     LAPSE -- Termination of the Policy at the expiration of the Grace Period while the Insured is still living before the Maturity Date.


     LOAN ACCOUNT -- A portion of VFL's General Account to which Variable Policy Value or Fixed Policy Value is transferred to provide collateral for any loan taken under the Policy.


     LOAN ACCOUNT VALUE -- The Policy Value in the Loan Account.

     LOAN AMOUNT -- At any time other than a Policy Anniversary, the Loan Account Value plus any interest charges accrued on the Loan Account Value up to that time. On a Policy Anniversary, the Loan Amount equals the Loan Account Value.

     MATURITY DATE -- The date shown in the Policy on which the Owner is paid the Surrender Value, if any, provided the Insured is still living while the Policy is in force. It is the Policy Anniversary nearest the Insured's 95th birthday.

     MINIMUM INITIAL PREMIUM PAYMENT -- The amount shown in the Policy that the Owner must pay before coverage becomes effective under the Policy.

     MINIMUM MONTHLY PREMIUM PAYMENT -- The minimum amount of monthly premium payments (or the equivalent) that an Owner must make in order for the Lapse Prevention Guarantee to remain in effect.

     MONTHLY ANNIVERSARY DAY -- The same day as the Policy Effective Date for each succeeding month.

     NET AMOUNT AT RISK -- As of any Monthly Anniversary Day, the Death Benefit under the Policy (discounted for the upcoming month) less the Policy Value (before the deduction of the monthly policy fee, monthly first-year issue fee and the cost of additional benefits provided by rider).

     NET ASSET VALUE PER SHARE -- The value per share of any Fund on any Valuation Day. The method of computing the Net Asset Value is described in the prospectuses for the Funds.

     NET PREMIUM PAYMENT -- Any premium payment less any premium tax charge, deferred acquisition cost tax charge, and sales charge deducted from the premium payment.

     OWNER -- The person or persons who owns (or own) the Policy and who is
(are) entitled to exercise all rights and privileges provided in the Policy. The maximum number of joint Owners is two. References in this prospectus to an action by the "Owner" mean, in the case of joint Owners, both Owners acting jointly.


     OTHER INSURED PERSON -- The person named in the Policy upon whose death a death benefit is payable.


     PLANNED PERIODIC PREMIUM PAYMENT -- The premium payment selected by the Owner as a level amount that he or she (or they) plans to pay on a monthly, quarterly, semi-annual or annual basis over the life of the Policy.

     POLICY ANNIVERSARY -- The same date in each Policy Year as the Policy Effective Date.

     POLICY EFFECTIVE DATE -- The date shown in the Policy from which Policy Years and various other periods described in this prospectus are measured. The Policy Effective Date is never the 29th, 30th or 31st of a month.

     POLICY VALUE -- The sum of the Variable Policy Value, the Fixed Policy Value, and the Loan Account Value.


     POLICY YEAR -- A twelve-month period beginning on the Policy Effective Date or on a Policy Anniversary.



     SERVICE CENTER -- The offices of VFL's administrative department, at PO Box 305139, Nashville, Tennessee 37230-5139 (1-800-262-1755).


     SETTLEMENT OPTION -- The manner in which an Owner or Beneficiary (or Contingent Beneficiary) elects to receive the amount of any surrender or withdrawal or the Death Benefit Proceeds.


     SETTLEMENT PAYMENT -- Payments made by VFL under a Settlement Option.


     SPECIFIED AMOUNT -- A dollar amount selected by the Owner and shown in the Policy that is used to determine the Death Benefit.

     SUBACCOUNT -- A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

     SUBACCOUNT VALUE -- The Policy Value in a Subaccount.

     SURRENDER VALUE -- The Cash Value minus any Loan Amount.


     TARGET PREMIUM PAYMENT -- An amount of premium payments, computed separately for each increment of Specified Amount under a Policy, used to compute sales charges and sales surrender charges.


     UNIT -- A unit of measurement used to calculate Variable Policy Value.

     VALUATION DAY -- For each Subaccount, each day on which the New York Stock Exchange is open for business except for certain holidays listed in this prospectus and days that a Subaccount's corresponding Fund does not value its shares.

     VALUATION PERIOD -- The period that starts at the close of regular trading on the New York Stock Exchange on any valuation day and ends at the close of regular trading on the next succeeding Valuation Day.

     VARIABLE ACCOUNT -- Valley Forge Life Insurance Company Variable Life Separate Account.

     VARIABLE POLICY VALUE -- The sum of all Subaccount Values.


     VFL -- Valley Forge Life Insurance Company.



     WRITTEN NOTICE -- A written notice or request in a form satisfactory to VFL that is signed by the Owner and received at the Service Center.

[FINANCIAL STATEMENTS AND NOTES TO BE UPDATED BY AMENDMENT]



     The following financial statements are those of Valley Forge Life Insurance Company and not those of the Separate Account. They are included for the purpose of informing investors as to the financial position and operations of VFL.

        ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH BENEFITS

                        AND ACCUMULATED PREMIUM PAYMENTS


     The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Policy Values, Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Policy Effective Date, would vary over time if the Planned Periodic Premium Payments were paid annually and the return on the assets in each fund were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show Planned Periodic Premium Payments accumulated at 5% interest compounded annually. THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return illustrated and will depend on a number of factors including the investment allocations made by an Owner and prevailing rates. These illustrations assume that the Net Premiums are allocated equally among the 18 Subaccounts available under the Policy, and that no amounts are allocated to the Fixed Account.



     The illustrations reflect the fact that the net investment returns on the assets held in the Subaccounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.92% of the average daily net assets of the Funds available. The following information summarizes the expenses by fund: Alger American Growth (0.79%), Alger American MidCap Growth (0.84%), Alger American Small Capitalization (0.89%), Federated High Income Bond II (0.80%), Federated Prime Money Fund II (0.80%), Federated Utility Fund II (0.85%), VIP II Asset Manager Portfolio (0.65%), VIP II Contrafund Portfolio (0.71%), VIP Equity-Income Portfolio (0.58%), VIP II Index 500 Portfolio (0.28%), MFS Emerging Growth Series (.90%), MFS Growth With Income Series (1.00%), MFS Research Series (.92%), SoGen Overseas Portfolio (2.00%), Worldwide Emerging Markets (.80%) and Worldwide Hard Assets Fund (1.17%).


     In addition, the illustrations reflect the daily charge to the Variable Account for assuming mortality and expense risk, which is equivalent to an effective annual charge of 0.90% during Policy Years 1-10 and 0.45% during Policy Years 11 and later. After deduction of Fund expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.82%, 4.18% and 10.18% , respectively during Policy Years 1-10 and - 1.37% , 4.63% and 10.63% during Policy Years 11 and later.


     The illustrations also reflect the deduction of the Sales Charges, Premium Tax Charge, Federal Tax Charge and Monthly Deduction for the hypothetically insured. The Surrender charge is reflected in the Surrender Value column. VFL's current cost of insurance charges and the guaranteed maximum cost of insurance charges that VFL has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account and assumes no Loan Amount or partial withdrawals/surrenders or charges for supplemental and/or rider benefits.

     The illustrations are based on VFL's Preferred Nonsmoker risk class. Upon request, Owner(s) will be furnished with a comparable illustration based on the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables. Because the Death Benefit values vary depending on the Death Benefit Option in effect, level and increasing death benefit options are illustrated separately.


     The illustrations show contract values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated and all net premiums are allocated to subaccounts.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$2,006 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
END OF POLICY YEAR             PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            2,106               1,226               352           100,000
2....................            4,318               2,646             1,504           100,000
3....................            6,640               4,018             2,418           100,000
4....................            9,078               5,342             3,742           100,000
5....................           11,638               6,615             5,015           100,000
6....................           14,326               7,837             6,237           100,000
7....................           17,148               9,004             7,724           100,000
8....................           20,112              10,110             8,990           100,000
9....................           23,224              11,153            10,193           100,000
10...................           26,491              12,127            11,327           100,000
11...................           29,922              13,110            12,470           100,000
12...................           33,524              14,019            13,539           100,000
13...................           37,307              14,851            14,531           100,000
14...................           41,278              15,602            15,442           100,000
15...................           45,448              16,264            16,264           100,000
16...................           49,827              16,829            16,829           100,000
17...................           54,424              17,286            17,286           100,000
18...................           59,252              17,623            17,623           100,000
19...................           64,320              17,824            17,824           100,000
20...................           69,643              17,871            17,871           100,000
21...................           75,231              17,747            17,747           100,000
22...................           81,099              17,437            17,437           100,000
23...................           87,260              16,921            16,921           100,000
24...................           93,729              16,181            16,181           100,000
25...................          100,522              15,189            15,189           100,000
26...................          107,654              13,902            13,902           100,000
27...................          115,143              12,217            12,217           100,000
28...................          123,006              10,163            10,163           100,000
29...................          131,262               7,604             7,604           100,000
30...................          139,932               4,438             4,438           100,000

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$2,006 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 6%

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
 END OF POLICY YEAR            PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
 ------------------      --------------------    ------------    ---------------    -------------
1....................            2,106               1,318               444           100,000
2....................            4,318               2,915             1,773           100,000
3....................            6,640               4,555             2,955           100,000
4....................            9,078               6,241             4,641           100,000
5....................           11,638               7,970             6,370           100,000
6....................           14,326               9,746             8,146           100,000
7....................           17,148              11,564            10,284           100,000
8....................           20,112              13,423            12,303           100,000
9....................           23,224              15,321            14,361           100,000
10...................           26,491              17,255            16,455           100,000
11...................           29,922              19,334            18,694           100,000
12...................           33,524              21,462            20,982           100,000
13...................           37,307              23,640            23,320           100,000
14...................           41,278              25,869            25,709           100,000
15...................           45,448              28,147            28,147           100,000
16...................           49,827              30,475            30,475           100,000
17...................           54,424              32,851            32,851           100,000
18...................           59,252              35,272            35,272           100,000
19...................           64,320              37,736            37,736           100,000
20...................           69,643              40,240            40,240           100,000
21...................           75,231              42,785            42,785           100,000
22...................           81,099              45,375            45,375           100,000
23...................           87,260              48,015            48,015           100,000
24...................           93,729              50,714            50,714           100,000
25...................          100,522              53,479            53,479           100,000
26...................          107,654              56,315            56,315           100,000
27...................          115,143              59,203            59,203           100,000
28...................          123,006              62,198            62,198           100,000
29...................          131,262              65,288            65,288           100,000
30...................          139,932              68,493            68,493           100,000

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                        MALE AGE 45 PREFERRED NON-SMOKER

$2,006 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 12%

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
END OF POLICY YEAR             PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            2,106               1,411               537           100,000
2....................            4,318               3,195             2,053           100,000
3....................            6,640               5,137             3,537           100,000
4....................            9,078               7,253             5,653           100,000
5....................           11,638               9,560             7,960           100,000
6....................           14,326              12,076            10,476           100,000
7....................           17,148              14,820            13,540           100,000
8....................           20,112              17,812            16,692           100,000
9....................           23,224              21,078            20,118           100,000
10...................           26,491              24,643            23,843           100,000
11...................           29,922              28,697            28,057           100,000
12...................           33,524              33,156            32,676           100,000
13...................           37,307              38,073            37,753           100,000
14...................           41,278              43,504            43,344           100,000
15...................           45,448              49,516            49,516           100,000
16...................           49,827              56,183            56,183           100,000
17...................           54,424              63,596            63,596           100,000
18...................           59,252              71,859            71,859           100,000
19...................           64,320              81,099            81,099           100,653
20...................           69,643              91,351            91,351           111,448
21...................           75,231             102,638           102,638           123,165
22...................           81,099             115,044           115,044           136,903
23...................           87,260             128,679           128,679           151,841
24...................           93,729             143,662           143,662           168,085
25...................          100,522             160,127           160,127           185,747
26...................          107,654             178,217           178,217           204,950
27...................          115,143             198,151           198,151           223,910
28...................          123,006             220,172           220,172           244,391
29...................          131,262             244,520           244,520           266,527
30...................          139,932             271,493           271,493           290,498

-------------------------


 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$2,006 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
 END OF POLICY YEAR            PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
 ------------------      --------------------    ------------    ---------------    -------------
1....................            2,106               1,388               514           100,000
2....................            4,318               2,930             1,788           100,000
3....................            6,640               4,390             2,790           100,000
4....................            9,078               5,798             4,198           100,000
5....................           11,638               7,179             5,579           100,000
6....................           14,326               8,536             6,936           100,000
7....................           17,148               9,872             8,592           100,000
8....................           20,112              11,186            10,066           100,000
9....................           23,224              12,479            11,519           100,000
10...................           26,491              13,751            12,951           100,000
11...................           29,922              15,074            14,434           100,000
12...................           33,524              16,361            15,881           100,000
13...................           37,307              17,604            17,284           100,000
14...................           41,278              18,835            18,675           100,000
15...................           45,448              20,045            20,045           100,000
16...................           49,827              21,122            21,122           100,000
17...................           54,424              22,135            22,135           100,000
18...................           59,252              23,086            23,086           100,000
19...................           64,320              23,966            23,966           100,000
20...................           69,643              24,770            24,770           100,000
21...................           75,231              25,500            25,500           100,000
22...................           81,099              26,143            26,143           100,000
23...................           87,260              26,700            26,700           100,000
24...................           93,729              27,165            27,165           100,000
25...................          100,522              27,515            27,515           100,000
26...................          107,654              27,755            27,755           100,000
27...................          115,143              27,860            27,860           100,000
28...................          123,006              27,835            27,835           100,000
29...................          131,262              27,668            27,668           100,000
30...................          139,932              27,322            27,322           100,000

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$2,006 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 6%

                       PREMIUMS ACCUMULATED
                          AT 5% INTEREST
END OF POLICY YEAR           PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------     --------------------    ------------    ---------------    -------------
1.....................         2,106               1,485              611            100,000
2.....................         4,318               3,217            2,075            100,000
3.....................         6,640               4,966            3,366            100,000
4.....................         9,078               6,762            5,162            100,000
5.....................        11,638               8,632            7,032            100,000
6.....................        14,326              10,583            8,983            100,000
7.....................        17,148              12,619           11,339            100,000
8.....................        20,112              14,745           13,625            100,000
9.....................        23,224              16,966           16,006            100,000
10....................        26,491              19,284           18,484            100,000
11....................        29,922              21,809           21,169            100,000
12....................        33,524              24,438           23,958            100,000
13....................        37,307              27,171           26,851            100,000
14....................        41,278              30,042           29,882            100,000
15....................        45,448              33,050           33,050            100,000
16....................        49,827              36,107           36,107            100,000
17....................        54,424              39,279           39,279            100,000
18....................        59,252              42,577           42,577            100,000
19....................        64,320              46,005           46,005            100,000
20....................        69,643              49,570           49,570            100,000
21....................        75,231              53,288           53,288            100,000
22....................        81,099              57,165           57,165            100,000
23....................        87,260              61,220           61,220            100,000
24....................        93,729              65,469           65,469            100,000
25....................       100,522              69,926           69,926            100,000
26....................       107,654              74,617           74,617            100,000
27....................       115,143              79,567           79,567            100,000
28....................       123,006              84,812           84,812            100,000
29....................       131,262              90,392           90,392            100,000
30....................       139,932              96,325           96,325            103,068

-------------------------

* In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$2,006 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 12%

                       PREMIUMS ACCUMULATED
                          AT 5% INTEREST
END OF POLICY YEAR           PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------     --------------------    ------------    ---------------    -------------
1.....................         2,106               1,583               709           100,000
2.....................         4,318               3,516             2,375           100,000
3.....................         6,640               5,590             3,990           100,000
4.....................         9,078               7,848             6,248           100,000
5.....................        11,638              10,335             8,735           100,000
6.....................        14,326              13,079            11,479           100,000
7.....................        17,148              16,108            14,828           100,000
8.....................        20,112              19,452            18,332           100,000
9.....................        23,224              23,144            22,184           100,000
10....................        26,491              27,221            26,421           100,000
11....................        29,922              31,876            31,236           100,000
12....................        33,524              37,023            36,543           100,000
13....................        37,307              42,713            42,393           100,000
14....................        41,278              49,034            48,874           100,000
15....................        45,448              56,048            56,048           100,000
16....................        49,827              63,774            63,774           100,000
17....................        54,424              72,346            72,346           100,000
18....................        59,252              81,871            81,871           103,158
19....................        64,320              92,399            92,399           114,575
20....................        69,643             104,015           104,015           126,898
21....................        75,231             116,835           116,835           140,202
22....................        81,099             130,969           130,969           155,853
23....................        87,260             146,553           146,553           172,932
24....................        93,729             163,734           163,734           191,569
25....................       100,522             182,671           182,671           211,898
26....................       107,654             203,547           203,547           234,079
27....................       115,143             226,599           226,599           256,057
28....................       123,006             252,077           252,077           279,805
29....................       131,262             280,259           280,259           305,482
30....................       139,932             311,454           311,454           333,256

-------------------------

* In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$4,633 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%

                       PREMIUMS ACCUMULATED
                          AT 5% INTEREST
END OF POLICY YEAR           PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------     --------------------    ------------    ---------------    -------------
1.....................         4,865               3,710            2,836            103,710
2.....................         9,972               7,565            6,328            107,565
3.....................        15,335              11,321            9,721            111,321
4.....................        20,967              14,980           13,380            114,980
5.....................        26,880              18,537           16,937            118,537
6.....................        33,088              21,995           20,395            121,995
7.....................        39,607              25,346           24,066            125,346
8.....................        46,452              28,587           27,467            128,587
9.....................        53,639              31,713           30,753            131,713
10....................        61,186              34,718           33,918            134,718
11....................        69,110              37,791           37,151            137,791
12....................        77,430              40,742           40,262            140,742
13....................        86,166              43,568           43,248            143,568
14....................        95,338              46,264           46,104            146,264
15....................       104,970              48,820           48,820            148,820
16....................       115,083              51,225           51,225            151,225
17....................       125,702              53,469           53,469            153,469
18....................       136,851              55,536           55,536            155,536
19....................       148,558              57,408           57,408            157,408
20....................       160,851              59,065           59,065            159,065
21....................       173,758              60,491           60,491            160,491
22....................       187,310              61,673           61,673            161,673
23....................       201,540              62,595           62,595            162,595
24....................       216,482              63,243           63,243            163,243
25....................       232,171              63,596           63,596            163,596
26....................       248,644              63,621           63,621            163,621
27....................       265,940              63,222           63,222            163,222
28....................       284,102              62,465           62,465            162,465
29....................       303,172              61,232           61,232            161,232
30....................       323,195              59,470           59,470            159,470

-------------------------

* In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$4,633 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 6%

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
END OF POLICY YEAR             PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            4,865               3,953             3,079           103,953
2....................            9,972               8,287             7,050           108,287
3....................           15,335              12,772            11,172           112,772
4....................           20,967              17,411            15,811           117,411
5....................           26,880              22,207            20,607           122,207
6....................           33,088              27,164            25,564           127,164
7....................           39,607              32,281            31,001           132,281
8....................           46,452              37,559            36,439           137,559
9....................           53,639              42,998            42,038           142,998
10...................           61,186              48,594            47,794           148,594
11...................           69,110              54,621            53,981           154,621
12...................           77,430              60,842            60,362           160,842
13...................           86,166              67,264            66,944           167,264
14...................           95,338              73,887            73,727           173,887
15...................          104,970              80,709            80,709           180,709
16...................          115,083              87,727            87,727           187,727
17...................          125,702              94,936            94,936           194,936
18...................          136,851             102,328           102,328           202,328
19...................          148,558             109,889           109,889           209,889
20...................          160,851             117,604           117,604           217,604
21...................          173,758             125,461           125,461           225,461
22...................          187,310             133,449           133,449           233,449
23...................          201,540             141,555           141,555           241,555
24...................          216,482             149,767           149,767           249,767
25...................          232,171             158,065           158,065           258,065
26...................          248,644             166,415           166,415           266,415
27...................          265,940             174,713           174,713           274,713
28...................          284,102             183,023           183,023           283,023
29...................          303,172             191,219           191,219           291,219
30...................          323,195             199,233           199,233           299,233

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$4,633 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 12%

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
END OF POLICY YEAR             PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            4,865               4,196             3,322           104,196
2....................            9,972               9,040             7,803           109,040
3....................           15,335              14,342            12,742           114,342
4....................           20,967              20,147            18,547           120,147
5....................           26,880              26,500            24,900           126,500
6....................           33,088              33,457            31,857           133,457
7....................           39,607              41,069            39,789           141,069
8....................           46,452              49,395            48,275           149,395
9....................           53,639              58,502            57,542           158,502
10...................           61,186              68,459            67,659           168,459
11...................           69,110              79,731            79,091           179,731
12...................           77,430              92,112            91,632           192,112
13...................           86,166             105,713           105,393           205,713
14...................           95,338             120,658           120,498           220,658
15...................          104,970             137,076           137,076           237,076
16...................          115,083             155,111           155,111           255,111
17...................          125,702             174,919           174,919           274,919
18...................          136,851             196,671           196,671           296,671
19...................          148,558             220,551           220,551           320,551
20...................          160,851             246,760           246,760           346,760
21...................          173,758             275,526           275,526           375,526
22...................          187,310             307,103           307,103           407,103
23...................          201,540             341,770           341,770           441,770
24...................          216,482             379,834           379,834           479,834
25...................          232,171             421,633           421,633           521,633
26...................          248,644             467,525           467,525           567,525
27...................          265,940             517,835           517,835           617,835
28...................          284,102             573,101           573,101           673,101
29...................          303,172             633,720           633,720           733,720
30...................          323,195             700,200           700,200           800,200

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$4,633 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
END OF POLICY YEAR             PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            4,865               3,875             3,001           103,875
2....................            9,972               7,854             6,617           107,854
3....................           15,335              11,702            10,102           111,702
4....................           20,967              15,449            13,849           115,449
5....................           26,880              19,120            17,520           119,120
6....................           33,088              22,723            21,123           122,723
7....................           39,607              26,259            24,979           126,259
8....................           46,452              29,729            28,609           129,729
9....................           53,639              33,135            32,175           133,135
10...................           61,186              36,477            35,677           136,477
11...................           69,110              39,937            39,297           139,937
12...................           77,430              43,322            42,842           143,322
13...................           86,166              46,624            46,304           146,624
14...................           95,338              49,881            49,721           149,881
15...................          104,970              53,080            53,080           153,080
16...................          115,083              56,082            56,082           156,082
17...................          125,702              58,971            58,971           158,971
18...................          136,851              61,750            61,750           161,750
19...................          148,558              64,404            64,404           164,404
20...................          160,851              66,928            66,928           166,928
21...................          173,758              69,324            69,324           169,324
22...................          187,310              71,571            71,571           171,571
23...................          201,540              73,672            73,672           173,672
24...................          216,482              75,618            75,618           175,618
25...................          232,171              77,380            77,380           177,380
26...................          248,644              78,962            78,962           178,962
27...................          265,940              80,335            80,335           180,335
28...................          284,102              81,508            81,508           181,508
29...................          303,172              82,467            82,467           182,467
30...................          323,195              83,170            83,170           183,170

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$4,633 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 6%

                       PREMIUMS ACCUMULATED
                          AT 5% INTEREST
  END OF POLICY YEAR         PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
  ------------------   --------------------    ------------    ---------------    -------------
1.....................         4,658               4,123             3,249           104,123
2.....................         9,972               8,596             7,359           108,596
3.....................        15,335              13,194            11,594           113,194
4.....................        20,967              17,948            16,348           117,948
5.....................        26,880              22,893            21,293           122,893
6.....................        33,088              28,039            26,439           128,039
7.....................        39,607              33,397            32,117           133,397
8.....................        46,452              38,974            37,854           138,974
9.....................        53,639              44,781            43,821           144,781
10....................        61,186              50,826            50,026           150,826
11....................        69,110              57,380            56,740           157,380
12....................        77,430              64,207            63,727           164,207
13....................        86,166              71,310            70,900           171,310
14....................        95,338              78,741            78,581           178,741
15....................       104,970              86,502            86,502           186,502
16....................       115,083              94,463            94,463           194,463
17....................       125,702             102,716           102,716           202,716
18....................       136,851             111,277           111,277           211,277
19....................       148,558             120,145           120,145           220,145
20....................       160,851             129,325           129,325           229,325
21....................       173,758             138,832           138,832           238,832
22....................       187,310             148,658           148,658           248,658
23....................       201,540             158,820           158,820           258,820
24....................       216,482             169,321           169,321           269,321
25....................       232,171             180,144           180,144           280,144
26....................       248,644             191,309           191,309           291,309
27....................       265,940             202,795           202,795           302,795
28....................       284,102             214,626           214,626           314,626
29....................       303,172             226,801           226,801           326,801
30....................       323,195             239,288           239,288           339,288

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$4,633 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 12%

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
 END OF POLICY YEAR            PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
 ------------------      --------------------    ------------    ---------------    -------------
1....................            4,865               4,371             3,497           104,371
2....................            9,972               9,368             8,131           109,368
3....................           15,335              14,807            13,207           114,807
4....................           20,967              20,759            19,159           120,759
5....................           26,880              27,305            25,705           127,305
6....................           33,088              34,509            32,909           134,509
7....................           39,607              42,437            41,157           142,437
8....................           46,452              51,163            50,043           151,163
9....................           53,639              60,767            59,807           160,767
10...................           61,186              71,339            70,539           171,339
11...................           69,110              83,353            82,713           183,353
12...................           77,430              96,609            96,129           196,609
13...................           86,166             111,230           110,910           211,230
14...................           95,338             127,398           127,238           227,398
15...................          104,970             145,266           145,266           245,266
16...................          115,083             164,862           164,862           264,862
17...................          125,702             186,457           186,457           286,457
18...................          136,851             210,264           210,264           310,264
19...................          148,558             236,501           236,501           336,502
20...................          160,851             265,417           265,417           365,417
21...................          173,758             297,298           297,298           397,298
22...................          187,310             332,433           332,433           432,433
23...................          201,540             371,169           371,169           471,169
24...................          216,482             413,874           413,874           513,874
25...................          232,171             460,939           460,939           560,939
26...................          248,644             512,827           512,827           612,827
27...................          265,490             570,016           570,016           670,016
28...................          284,102             633,075           633,075           733,075
29...................          303,172             702,611           702,611           802,611
30...................          323,195             779,262           779,262           879,262

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$1,707 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
 END OF POLICY YEAR            PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
 ------------------      --------------------    ------------    ---------------    -------------
1....................            1,792                 986               214           100,000
2....................            3,675               2,176             1,140           100,000
3....................            5,651               3,327             2,027           100,000
4....................            7,726               4,439             3,139           100,000
5....................            9,905               5,511             4,211           100,000
6....................           12,192               6,542             5,242           100,000
7....................           14,594               7,530             6,490           100,000
8....................           17,117               8,742             7,562           100,000
9....................           19,765               9,366             8,586           100,000
10...................           22,546              10,211             9,561           100,000
11...................           25,465              11,074            10,554           100,000
12...................           28,531              11,890            11,500           100,000
13...................           31,750              12,660            12,400           100,000
14...................           35,130              13,388            13,258           100,000
15...................           38,679              14,071            14,071           100,000
16...................           42,405              14,705            14,705           100,000
17...................           46,318              15,280            15,280           100,000
18...................           50,427              15,785            15,785           100,000
19...................           54,740              16,203            16,203           100,000
20...................           59,270              16,519            16,519           100,000
21...................           64,026              16,726            16,726           100,000
22...................           69,020              16,817            16,817           100,000
23...................           74,263              16,789            16,789           100,000
24...................           79,769              16,642            16,642           100,000
25...................           85,550              16,367            16,367           100,000
26...................           91,620              15,941            15,941           100,000
27...................           97,993              15,333            15,333           100,000
28...................          104,685              14,495            14,495           100,000
29...................          111,712              13,370            13,370           100,000
30...................          119,090              11,897            11,897           100,000

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$1,707 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 6%

                       PREMIUMS ACCUMULATED
                          AT 5% INTEREST
END OF POLICY YEAR           PER YEAR         POLICY VALUE   SURRENDER VALUE   DEATH BENEFIT
------------------     --------------------   ------------   ---------------   -------------
1....................          1,792              1,063             291           100,000
2....................          3,675              2,399           1,363           100,000
3....................          5,651              3,773           2,473           100,000
4....................          7,726              5,186           3,886           100,000
5....................          9,905              6,639           5,339           100,000
6....................         12,192              8,131           6,831           100,000
7....................         14,594              9,662           8,622           100,000
8....................         17,117             11,233          10,323           100,000
9....................         19,765             12,840          12,060           100,000
10...................         22,546             14,486          13,836           100,000
11...................         25,465             16,263          15,743           100,000
12...................         28,531             18,094          17,704           100,000
13...................         31,750             19,986          19,726           100,000
14...................         35,130             21,943          21,813           100,000
15...................         38,679             23,969          23,969           100,000
16...................         42,405             26,064          26,064           100,000
17...................         46,318             28,226          28,226           100,000
18...................         50,427             30,450          30,450           100,000
19...................         54,740             32,729          32,729           100,000
20...................         59,270             35,058          35,058           100,000
21...................         64,026             37,438          37,438           100,000
22...................         69,020             39,874          39,874           100,000
23...................         74,263             42,375          42,375           100,000
24...................         79,769             44,952          44,952           100,000
25...................         85,550             47,612          47,612           100,000
26...................         91,620             50,356          50,356           100,000
27...................         97,993             53,184          53,184           100,000
28...................        104,685             56,090          56,090           100,000
29...................        111,712             59,072          59,072           100,000
30...................        119,090             62,131          62,131           100,000

-------------------------

 *  In the absence of additional premium, the Policy would lapse.
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$1,707 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 12%

                       PREMIUMS ACCUMULATED
                          AT 5% INTEREST
END OF POLICY YEAR           PER YEAR         POLICY VALUE   SURRENDER VALUE   DEATH BENEFIT
------------------     --------------------   ------------   ---------------   -------------
1....................          1,792              1,140             368           100,000
2....................          3,675              2,631           1,595           100,000
3....................          5,651              4,256           2,956           100,000
4....................          7,726              6,028           4,728           100,000
5....................          9,905              7,961           6,661           100,000
6....................         12,192             10,069           8,769           100,000
7....................         14,594             12,372          11,332           100,000
8....................         17,117             14,887          13,977           100,000
9....................         19,765             17,633          16,853           100,000
10...................         22,546             20,637          19,987           100,000
11...................         25,465             24,054          23,534           100,000
12...................         28,531             27,820          27,430           100,000
13...................         31,750             31,979          31,719           100,000
14...................         35,130             36,581          36,451           100,000
15...................         38,679             41,679          41,679           100,000
16...................         42,405             47,330          47,330           100,000
17...................         46,318             53,599          53,599           100,000
18...................         50,427             60,559          60,559           100,000
19...................         54,740             68,295          68,295           100,000
20...................         59,270             76,911          76,911           100,000
21...................         64,026             86,523          86,523           103,828
22...................         69,020             97,143          97,143           115,600
23...................         74,263            108,843         108,843           128,434
24...................         79,769            121,735         121,735           142,429
25...................         85,550            135,941         135,941           157,691
26...................         91,620            151,593         151,593           174,332
27...................         97,993            168,876         168,876           190,829
28...................        104,685            187,966         187,966           208,642
29...................        111,712            209,070         209,070           227,886
30...................        119,090            232,426         232,426           248,696

-------------------------

* In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$1,707 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%

                       PREMIUMS ACCUMULATED
                          AT 5% INTEREST
END OF POLICY YEAR           PER YEAR         POLICY VALUE   SURRENDER VALUE   DEATH BENEFIT
------------------     --------------------   ------------   ---------------   -------------
1....................          1,792              1,157             385           100,000
2....................          3,675              2,499           1,463           100,000
3....................          5,651              3,795           2,495           100,000
4....................          7,726              5,049           3,749           100,000
5....................          9,905              6,271           4,971           100,000
6....................         12,192              7,463           6,163           100,000
7....................         14,594              8,621           7,581           100,000
8....................         17,117              9,752           8,842           100,000
9....................         19,765             10,859          10,079           100,000
10...................         22,546             11,941          11,291           100,000
11...................         25,465             13,073          12,553           100,000
12...................         28,531             14,187          13,797           100,000
13...................         31,750             15,286          15,026           100,000
14...................         35,130             16,355          16,225           100,000
15...................         38,679             17,412          17,412           100,000
16...................         42,405             18,437          18,437           100,000
17...................         46,318             19,426          19,426           100,000
18...................         50,427             20,375          20,375           100,000
19...................         54,740             21,286          21,286           100,000
20...................         59,270             22,158          22,158           100,000
21...................         64,026             22,984          22,984           100,000
22...................         69,020             23,766          23,766           100,000
23...................         74,263             24,497          24,497           100,000
24...................         79,769             25,177          25,177           100,000
25...................         85,550             25,804          25,804           100,000
26...................         91,620             26,365          26,365           100,000
27...................         97,993             26,863          26,863           100,000
28...................        104,685             27,282          27,282           100,000
29...................        111,712             27,619          27,619           100,000
30...................        119,090             27,851          27,851           100,000

-------------------------

*  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$1,707 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 6%

                       PREMIUMS ACCUMULATED
                          AT 5% INTEREST
END OF POLICY YEAR           PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------     --------------------    ------------    ---------------    --------------
1.....................         1,792               1,239              467            100,000
2.....................         3,675               2,742            1,706            100,000
3.....................         5,651               4,286            2,986            100,000
4.....................         7,726               5,875            4,575            100,000
5.....................         9,905               7,521            6,221            100,000
6.....................        12,192               9,228            7,928            100,000
7.....................        14,594              10,994            9,954            100,000
8.....................        17,117              12,830           11,920            100,000
9.....................        19,765              14,740           13,960            100,000
10....................        22,546              16,726           16,076            100,000
11....................        25,465              18,895           18,375            100,000
12....................        28,531              21,165           20,775            100,000
13....................        31,750              23,543           23,283            100,000
14....................        35,130              26,022           25,892            100,000
15....................        38,679              28,623           28,623            100,000
16....................        42,405              31,334           31,334            100,000
17....................        46,318              34,159           34,159            100,000
18....................        50,427              37,099           37,099            100,000
19....................        54,740              40,165           40,165            100,000
20....................        59,270              43,364           43,364            100,000
21....................        64,026              46,699           46,699            100,000
22....................        69,020              50,181           50,181            100,000
23....................        74,263              53,816           53,816            100,000
24....................        79,769              57,616           57,616            100,000
25....................        85,550              61,594           61,594            100,000
26....................        91,620              65,756           65,756            100,000
27....................        97,993              70,122           70,122            100,000
28....................       104,685              74,704           74,704            100,000
29....................       111,712              79,522           79,522            100,000
30....................       119,090              84,597           84,597            100,000

-------------------------

*   In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$1,707 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 12%

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
END OF POLICY YEAR             PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            1,792               1,321               549           100,000
2....................            3,675               2,996             1,960           100,000
3....................            5,651               4,817             3,517           100,000
4....................            7,726               6,804             5,504           100,000
5....................            9,905               8,983             7,683           100,000
6....................           12,192              11,376            10,076           100,000
7....................           14,594              14,001            12,961           100,000
8....................           17,117              16,891            15,981           100,000
9....................           19,765              20,073            19,293           100,000
10...................           22,546              23,578            22,928           100,000
11...................           25,465              27,582            27,062           100,000
12...................           28,531              32,018            31,628           100,000
13...................           31,750              36,935            36,675           100,000
14...................           35,130              42,375            42,245           100,000
15...................           38,679              48,411            48,411           100,000
16...................           42,405              55,093            55,093           100,000
17...................           46,318              62,495            62,495           100,000
18...................           50,427              70,698            70,698           100,000
19...................           54,740              79,798            79,798           100,000
20...................           59,270              89,880            89,880           109,654
21...................           64,026             101,019           101,019           121,223
22...................           69,020             113,320           113,320           134,851
23...................           74,263             126,903           126,903           149,745
24...................           79,769             141,901           141,901           166,024
25...................           85,550             158,463           158,463           183,817
26...................           91,620             176,747           176,747           203,259
27...................           97,993             196,956           196,956           222,560
28...................          104,685             219,295           219,295           243,417
29...................          111,712             243,998           243,998           265,958
30...................          119,090             271,328           271,328           290,321

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$3,716 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
END OF POLICY YEAR             PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            3,902               2,886             2,114           102,886
2....................            7,998               5,937             4,901           105,937
3....................           12,300               8,912             7,612           108,912
4....................           16,816              11,810            10,510           111,810
5....................           21,559              14,630            13,330           114,630
6....................           26,538              17,372            16,072           117,372
7....................           31,767              20,033            18,993           120,033
8....................           37,257              22,612            21,702           122,612
9....................           43,021              25,104            24,324           125,104
10...................           49,074              27,510            26,860           127,510
11...................           55,429              29,980            29,460           129,980
12...................           62,102              32,372            31,982           132,372
13...................           69,109              34,686            34,426           134,686
14...................           76,466              36,925            36,795           136,925
15...................           84,190              39,087            39,087           139,087
16...................           92,302              41,165            41,165           141,165
17...................          100,818              43,151            43,151           143,151
18...................          109,761              45,029            45,029           145,029
19...................          119,150              46,780            46,780           146,780
20...................          129,009              48,386            48,386           148,386
21...................          139,362              49,840            49,840           149,840
22...................          150,231              51,133            51,133           151,133
23...................          161,644              52,267            52,267           152,267
24...................          173,628              53,241            53,241           153,241
25...................          186,211              54,049            54,049           154,049
26...................          199,423              54,669            54,669           154,669
27...................          213,296              55,068            55,068           155,068
28...................          227,862              55,199            55,199           155,199
29...................          243,157              55,007            55,007           155,007
30...................          259,216              54,441            54,441           154,441

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$3,716 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 6%

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
END OF POLICY YEAR             PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            3,902               3,077             2,305           103,077
2....................            7,998               6,507             5,471           106,507
3....................           12,300              10,057             8,757           110,057
4....................           16,816              13,729            12,429           113,729
5....................           21,559              17,528            16,228           117,528
6....................           26,538              21,455            20,155           121,455
7....................           31,767              25,513            24,473           125,513
8....................           37,257              29,704            28,794           129,704
9....................           43,021              34,027            33,247           134,027
10...................           49,074              38,486            37,836           138,486
11...................           55,429              43,298            42,778           143,298
12...................           62,102              48,286            47,896           148,286
13...................           69,109              53,456            53,196           153,456
14...................           76,466              58,821            58,691           158,821
15...................           84,190              64,386            64,386           164,386
16...................           92,302              70,151            70,151           170,151
17...................          100,818              76,117            76,117           176,117
18...................          109,761              82,274            82,274           182,274
19...................          119,150              88,611            88,611           188,611
20...................          129,009              95,116            95,116           195,116
21...................          139,362             101,787           101,787           201,787
22...................          150,231             108,622           108,622           208,622
23...................          161,644             115,626           115,626           215,626
24...................          173,628             122,805           122,805           222,805
25...................          186,211             130,158           130,158           230,158
26...................          199,423             137,668           137,668           237,668
27...................          213,296             145,308           145,308           245,308
28...................          227,862             153,030           153,030           253,030
29...................          243,157             160,780           160,780           260,780
30...................          259,216             168,500           168,500           268,500

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$3,716 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 12%

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
END OF POLICY YEAR             PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            3,902               3,269             2,497           103,269
2....................            7,998               7,101             6,065           107,101
3....................           12,300              11,295             9,995           111,295
4....................           16,816              15,888            14,588           115,888
5....................           21,559              20,918            19,618           120,918
6....................           26,538              26,426            25,126           126,426
7....................           31,767              32,456            31,416           132,456
8....................           37,257              39,058            38,148           139,058
9....................           43,021              46,284            45,504           146,284
10...................           49,074              54,195            53,545           154,195
11...................           55,429              63,161            62,641           163,161
12...................           62,102              73,029            72,639           173,029
13...................           69,109              83,894            83,634           183,894
14...................           76,466              95,863            95,733           195,863
15...................           84,190             109,051           109,051           209,051
16...................           92,302             123,578           123,578           223,578
17...................          100,818             139,575           139,575           239,575
18...................          109,761             157,182           157,182           257,182
19...................          119,150             176,545           176,545           276,545
20...................          129,009             197,832           197,832           297,832
21...................          139,362             221,235           221,235           321,235
22...................          150,231             246,970           246,970           346,970
23...................          161,644             275,280           275,280           375,280
24...................          173,628             306,439           306,439           406,439
25...................          186,211             340,737           340,737           440,737
26...................          199,423             378,483           378,483           478,483
27...................          213,296             420,006           420,006           520,006
28...................          227,862             465,654           465,654           565,654
29...................          243,157             515,804           515,804           615,804
30...................          259,216             570,875           570,875           670,875

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$3,716 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
END OF POLICY YEAR             PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            3,902               3,058             2,286           103,058
2....................            7,998               6,266             5,230           106,266
3....................           12,300               9,390             8,090           109,390
4....................           16,816              12,436            11,136           112,436
5....................           21,559              15,415            14,115           115,415
6....................           26,538              18,328            17,028           118,328
7....................           31,767              21,171            20,131           121,171
8....................           37,257              23,955            23,045           123,955
9....................           43,021              26,681            25,901           126,681
10...................           49,074              29,348            28,698           129,348
11...................           55,429              32,119            31,599           132,119
12...................           62,102              34,845            34,455           134,845
13...................           69,109              37,530            37,270           137,530
14...................           76,466              40,157            40,027           140,157
15...................           84,190              42,749            42,749           142,749
16...................           92,302              45,279            45,279           145,279
17...................          100,818              47,743            47,743           147,743
18...................          109,761              50,134            50,134           150,134
19...................          119,150              52,457            52,457           152,457
20...................          129,009              54,709            54,709           154,709
21...................          139,362              56,881            56,881           156,881
22...................          150,231              58,974            58,974           158,974
23...................          161,644              60,978            60,978           160,978
24...................          173,628              62,895            62,895           162,895
25...................          186,211              64,719            64,719           164,719
26...................          199,423              66,434            66,434           166,434
27...................          213,296              68,044            68,044           168,044
28...................          227,862              69,525            69,525           169,525
29...................          243,157              70,874            70,874           170,874
30...................          259,216              72,060            72,060           172,060

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$3,716 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 6%

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
END OF POLICY YEAR             PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            3,902               3,256             2,484           103,256
2....................            7,998               6,857             5,821           106,857
3....................           12,300              10,582             9,282           110,582
4....................           16,816              14,438            13,138           114,438
5....................           21,559              18,441            17,141           118,441
6....................           26,538              22,598            21,298           122,598
7....................           31,767              26,909            25,869           126,909
8....................           37,257              31,391            30,481           131,391
9....................           43,021              36,049            35,269           136,049
10...................           49,074              40,892            40,242           140,892
11...................           55,429              46,150            45,630           146,150
12...................           62,102              51,645            51,255           151,645
13...................           69,109              57,388            57,128           157,388
14...................           76,466              63,375            63,245           163,375
15...................           84,190              69,638            69,638           169,638
16...................           92,302              76,163            76,163           176,163
17...................          100,818              82,956            82,956           182,956
18...................          109,761              90,024            90,024           190,024
19...................          119,150              97,380            97,380           197,380
20...................          129,009             105,035           105,035           205,035
21...................          139,362             112,993           112,993           212,993
22...................          150,231             121,267           121,267           221,267
23...................          161,644             129,861           129,861           229,861
24...................          173,628             138,790           138,790           238,790
25...................          186,211             148,064           148,064           248,064
26...................          199,423             157,678           157,678           257,678
27...................          213,296             167,652           167,652           267,652
28...................          227,862             177,977           177,977           277,977
29...................          243,157             188,664           188,664           288,664
30...................          259,216             199,695           199,695           299,695

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$3,716 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 12%

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
END OF POLICY YEAR             PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            3,902               3,453             2,681           103,453
2....................            7,998               7,472             6,436           107,472
3....................           12,300              11,870            10,570           111,870
4....................           16,816              16,688            15,388           116,688
5....................           21,559              21,979            20,679           121,979
6....................           26,538              27,791            26,491           127,791
7....................           31,767              34,171            33,131           134,171
8....................           37,257              41,187            40,277           141,187
9....................           43,021              48,901            48,121           148,901
10...................           49,074              57,384            56,734           157,384
11...................           55,429              67,034            66,514           167,034
12...................           62,102              77,699            77,309           177,699
13...................           69,109              89,489            89,229           189,489
14...................           76,466             102,504           102,374           202,504
15...................           84,190             116,897           116,897           216,897
16...................           92,302             132,787           132,787           232,787
17...................          100,818             150,327           150,327           250,327
18...................          109,761             169,683           169,683           269,683
19...................          119,150             191,050           191,050           291,050
20...................          129,009             214,639           214,639           314,639
21...................          139,362             240,673           240,673           340,673
22...................          150,231             269,413           269,413           369,413
23...................          161,644             301,134           301,134           401,134
24...................          173,628             336,150           336,150           436,150
25...................          186,211             374,806           374,806           474,806
26...................          199,423             417,468           417,468           517,468
27...................          213,296             464,562           464,562           564,562
28...................          227,862             516,533           516,533           616,533
29...................          243,157             573,893           573,893           673,893
30...................          259,216             637,178           637,178           737,178

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.


     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY VFL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                                    APPENDIX


                     EXAMPLES OF DEATH BENEFIT COMPUTATIONS
                             UNDER OPTIONS 1 AND 2

     EXAMPLES OF OPTION 1. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Loan Amount. Under Option 1, a Policy with a $100,000 Specified Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar of Policy Value above $40,000 will increase the Death Benefit by $2.50. A Policy with a $100,000 Specified Amount and a Policy Value of $60,000 will provide Death Benefit of $150,000 ($60,000 X 250%); a Policy Value of $80,000 will provide a Death Benefit of $200,000 ($80,000 X 250%); a Policy Value of $100,000 will provide a Death Benefit of $250,000 ($100,000 X 250%).

     Similarly, as long as Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $50,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $125,000 to $100,000. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Specified Amount, the Death Benefit will equal the current Specified Amount of the Policy.

     The applicable Policy Value percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the Policy Value percentage would be 185%. The Death Benefit would not exceed the $100,000 Specified Amount unless the Policy Value exceeded approximately $54,054 (rather than $40,000), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

     EXAMPLES OF OPTION 2. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Loan Amount. Under Option 2, a Policy with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000); a Policy Value of $20,000 will provide a Death
Benefit of $120,000 ($110,000 + $20,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $66,667, the Death Benefit will be greater than the Specified Amount plus Policy Value. Each additional dollar of Policy Value above $66,667 will increase the Death Benefit by $2.50. A Policy with a Specified Amount of $100,000 and a Policy Value of $80,000 will provide a Death Benefit of $200,000 ($80,000 X 250%); a Policy Value of $120,000 will provide a Death Benefit of $300,000 ($120,000 X 250%).

     Similarly, any time Policy Value exceeds $66,667, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Specified

Amount plus the Policy Value, then the Death Benefit will be the current Specified Amount plus the Policy Value.

     The applicable Policy Value percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Policy Value percentage would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,667), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

                       TABLE OF POLICY VALUE PERCENTAGES

ATTAINED               ATTAINED                ATTAINED                ATTAINED
  AGE     PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE
--------  ----------   --------   ----------   --------   ----------   --------   ----------
  0-40       250%         50         185%         60         130%         70         115%
   41        243%         51         178%         61         128%         71         113%
   42        236%         52         171%         62         126%         72         111%
   43        229%         53         164%         63         124%         73         109%
   44        222%         54         157%         64         122%         74         107%
   45        215%         55         150%         65         120%       75-90        105%
   46        209%         56         146%         66         119%         91         104%
   47        203%         57         142%         67         118%         92         103%
   48        197%         58         138%         68         117%         93         102%
   49        191%         59         134%         69         116%         94         101%

                                   Part II

                         UNDERTAKING TO FILE REPORTS


     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING


     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The registrant has no officers, directors or employees. The depositor and the registrant do not indemnify the officers, directors of employees of the depositor. CNA-Financial Corporation, ("CNAFC") a parent of the depositor, indemnifies the depositor's officers, directors and employees in their capacity as such. Most of the depositor's officers, directors and employees are also officers, directors and/or employees of CNAFC.

     CNAFC indemnifies any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of CNAFC) by reason of the fact that he is or was a director, officer, employee or agent of CNAFC, or was serving at the request of CNAFC as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of CNAFC, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     CNAFC indemnifies any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of CNAFC to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of CNAFC, or was serving at the request of CNAFC as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of CNAFC. No indemnification is made, however, in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to CNAFC unless and only to the extent that a court determines that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court deems proper.

          To the extent that any person referred to above is successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter, therein, CNAFC will indemnify such person against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith. CNAFC may advance to such a person, expenses incurred in defending a civil or criminal action, suit or proceeding as authorized by CNAFC's board of directors upon receipt of an undertaking by (or on behalf of) such person to repay the amount advanced unless it is ultimately determined that he is entitled to be indemnified.

          Indemnification and advancement of expenses described above (unless pursuant to a court order) is only made as authorized in the specific case upon a determination that such indemnification or advancement of expenses is proper in the circumstances because he has met the applicable standard of conduct. Such determination must be made by a majority vote of a quorum of CNAFC's board of directors who are not parties to the action, suit or proceeding or by independent legal counsel in a written opinion or by CNAFC's stockholders.


Section 26(e)(2)(A) Representation

          Valley Forge Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Valley Forge Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

        The facing sheet.
        The prospectus consisting of 84 pages.
        Undertaking to file reports.
        Rule 484 undertaking.
        Representations pursuant to Section 26(e)(2)(A)
        The signatures.
        Written consents.

        The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

        1.

                A.
                (1) Resolution of the Board of Directors of Valley Forge Life Insurance Company (the "Company") establishing Valley Forge Life Insurance Company Variable Life Separate Account (the "Variable Account")***
                (2)     Copy of Agreement for Lockbox Services*
                (3)     (a)     Not Applicable
                        (b)     Form of underwriting/distribution agreement
                                between the Company and CNA Investor
                                Services, Inc.****
                        (c)     Schedule of Sales Commissions****
                (4)     Not applicable
                (5)     (a)     Specimen Individual Flexible Premium
                                Variable and Fixed Life Insurance Policy
                                (the "Policy")**
                        (b)     Form of Waiver of Monthly Deduction Rider**
                        (c)     Form of Term Insurance on Spouse Rider**
                        (d)     Form of Term Insurance on Children Rider**

     (6)     (a)     Amended and restated Articles of Incorporation of the
                     Company***
             (b)     By-laws of the Company***
     (7)     Not applicable
     (8)     (a)     Form of participation agreement between The Alger American
                     Fund and the Company*
             (b)     Form of participation agreement between Variable Insurance
                     Products Fund and the Company*
             (c)     Form of participation agreement between Variable Insurance
                     Products Fund II and the Company*
             (d)     Form of participation agreement between MFS Variable
                     Insurance Trust and the Company*
             (e)     Form of participation agreement between SoGen Variable
                     Funds, Inc. and the Company*
             (f)     Form of participation agreement between Van Eck Worldwide
                     Insurance Trust and the Company*
             (g)     Form of participation agreement between Insurance
                     Management Series and the Company*
     (9)     Not applicable
     (10)    Policy Application****
     (11)    Description of issuance, transfer and redemption procedures****

     B.      Not applicable

     C.      Not applicable

2.   Opinion and Consent of Lynne Gugenheim, Esquire [to be filed by amendment]

3.   Not applicable

4.   Not applicable

5.   Financial Data Schedule

6. Opinion and consent of Rodney Haviland, F.S.A. as to actuarial matters pertaining to the securities being registered [To be filed by amendment]

7.   (a)     Consent of Deloitte & Touche LLP [To be filed by amendment]
     (b)     Consent of Sutherland, Asbill & Brennan, LLP
             [To be filed by amendment]

----------------------

* Incorporated by reference to the Form N-4 Registration Statement filed with the Securities and Exchange Commission on September 4, 1996
     (File No. 333-1087).

** Incorporated herein by reference to the registrant's initial filing of Form S-6 on March 25, 1996 (File No. 333-01949).

*** Incorporated by reference to the N-4 Registration Statement filed with the Securities and Exchange Commission on February 20, 1996 (File No. 333-1087)

**** Incorporated by reference to the registrant's Pre-effective Amendment
     No.1 filing on Form S-6 on September 4, 1996 (File No. 333-01949).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on this 26th day of February, 1999

                                           VALLEY FORGE LIFE INSURANCE COMPANY
                                                        (Registrant)

Attest:  /s/ JONATHAN D. KANTOR                By:  /s/ W. JAMES. MACGINNITIE
         ----------------------                     -------------------------
         Jonathan D. Kantor                         W. JAMES. MACGINNITIE
         Senior Vice President,                     Senior Vice President,
         Secretary and General                      Chief Financial Officer,
         Counsel, Director                          Director

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                        Title                                   Date
--------------------------       ------------------------               --------------------

/s/ PHILIP L. ENGEL              President, Director                    February 26, 1999
----------------------------
Philip L. Engel


/s/ BERNARD L. HENGESBAUGH       Chief Executive Officer,               February 26, 1999
----------------------------     Chairman of the Board,
Bernard L. Hengesbaugh           Director


/s/ PETER E. JOKIEL              Senior Vice President                  February 26, 1999
----------------------------
Peter E. Jokiel


/s/ JONATHAN D. KANTOR           Senior Vice President, Secretary,      February 26, 1999
----------------------------     General Counsel,
Jonathan D. Kantor               Director


/s/W. JAMES MACGINNITIE          Senior Vice President,                 February 26, 1999
-------------------------        Chief Financial Officer,
W. James MacGinnitie             Director


/s/WILLIAM H. SHARKEY, JR.       Senior Vice President,                 February 26, 1999
-------------------------        Director
William H. Sharkey, Jr.


                                      -4-